May 9, 2022
Prospectus
Popular Total Return Fund, Inc.
Class A Shares: TRAFX
Class C Shares: TRCFX
Class I Institutional Shares

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary
Investment Objective
The primary investment objective of Popular Total Return Fund, Inc. (the “Fund”) is to seek long-term capital appreciation. The secondary investment objective of the Fund is to seek current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your spouse and children whose principal residence is within Puerto Rico invest, or agree to invest in the future, at least $50,000 in the Popular Family of Funds (as defined below). More information about these and other discounts is available from your Financial Intermediary and in the “Shareholder Information” section of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Institutional Shares*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%[1]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Institutional Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b‑1) Fee[3]	0.25%	1.00%	None
Other Expenses[4]	0.39%	0.39%	0.39%
Administrative Fee[5]	0.06%	0.06%	0.06%
Miscellaneous Other Expenses[4]	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses[6]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[4]	1.17%	1.92%	0.92%

*	There are no Class I Institutional Shares outstanding as of the date of this prospectus.

[1]	There is no contingent deferred sales charge (“CDSC”) on Class C Shares after one year.

[2]	The Fund will impose a 2.00% redemption fee on redemptions made within five business days after acquiring shares.

[3]	The Distribution and/or Service (12b‑1) Fee has been restated to reflect current fees.

[4]	Excludes 0.07% in estimated extraordinary expenses associated with the Fund’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

[5]	The Administrative Fee has been restated to reflect the current contractual rate of 0.06% per annum of the Fund’s average daily total assets, which includes leverage (if any).

[6]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds.
Example:
This following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$466	$711	$974	$1,727
Class C Shares	$297	$608	$1,046	$1,970
Class I Institutional Shares	$94	$295	$511	$1,135
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$197	$608	$1,046	$1,970
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.37% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal conditions, the Fund will seek to meet its objective by investing at least 50%, but not more than 80%, of its total assets in equity securities. The balance of the Fund’s total assets will be invested in fixed-income securities and cash or cash equivalents. The Fund may invest up to 20% of its total assets in securities of foreign issuers (i.e., entities organized outside of the United States of America (the “U.S.”) and Puerto Rico). At least 20% of the Fund’s total assets will be invested in debt securities issued, or otherwise secured, by Puerto Rico issuers or assets located in Puerto Rico (“Puerto Rico Assets”).
Equity securities include among others:

•	shares of other open or close‑end investment companies, including shares of exchange-traded funds (“ETFs”) or other ownership interests in index funds;

•	common stock of publicly-held companies, primarily shares of common stock of corporations listed on a national securities exchange or automated quotation system; and

•	other equity or debt securities convertible into common stock and warrants or other rights to purchase common stock.
The Fund may invest in equity securities issuers of any market capitalization.
The Fund anticipates that its investments in equity securities will consist primarily of shares of ETFs. Passively managed ETFs invest in a portfolio of equity securities that are designed to closely track the performance of different market indices. An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market or market segment. Actively managed ETFs do not seek to track the performance of a particular market index. Though the Fund anticipates investing primarily in ETFs, the Fund reserves the right, in the discretion of Popular Asset Management LLC (the “Adviser”), to invest all or a portion of its assets invested in equity securities in individual equity securities.
The types of debt and other fixed-income securities the Fund may invest in include, but are not limited to, asset-backed securities, certificates of deposit, time deposits and bankers‘ acceptances, inverse securities, indexed securities, mortgage-backed securities, mortgage dollar roll transactions, repurchase agreements, reverse repurchase agreements and zero coupon obligations.
The Fund may invest in fixed-income ETFs as part of its fixed-income investment strategy.
Under normal market conditions, not less than 95% of the fixed-income securities in which the Fund will invest, including through its investments in fixed-income ETFs, will be rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories of at least one nationally recognized statistical rating organization, without regard to any subcategory, or, if not so rated, will be, in the opinion of the Adviser, of a credit quality comparable to such rated obligations.
The Fund is classified as non‑diversified under the 1940 Act.

To implement the Fund’s investment strategy, the Adviser will first select the asset categories to be included in the portfolio. Examples of some of the basic categories are U.S. Large‑Cap – Equity, U.S. Small‑Cap – Equity, International – Equity and U.S. Aggregate - Fixed-Income. The specific categories are determined at the Adviser’s discretion and may change as deemed appropriate.
The Adviser will then establish a target asset allocation for the Fund that is consistent with its investment objectives and provides adequate diversification. The Adviser will then select and invest in specific instruments within each asset category. On the equity portion of the portfolio, the Adviser intends to invest primarily in ETFs that are index-based. On the fixed-income portion, the Adviser intends to invest in a combination of individual securities and ETFs. See “More Information About the Fund-Investment Process” for more information.
The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).
Principal Risks of Investing in the Fund
An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance. You should also consider the factors under “More Information About The Fund – Risks of Investing in the Fund” before investing in the Fund.
Investment Risk. There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives is subject to a number of risks, including, but not limited to, market risk, credit risk, regulatory risk and liquidity risk. The Fund is also subject to manager risk, which is the risk that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre‑existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.
ETFs Risk. An investment in the Fund is not equivalent to an investment in the underlying assets held by the Fund because of the operational fees and expenses incurred by the Fund. The Fund currently anticipates that the portion of its assets invested in equity securities will be primarily invested in shares of ETFs. Passive ETFs invest in a portfolio of securities that are designed to track closely the price and yield performance of different market indexes or segments. However, such funds will never be able to do so exactly because of operational fees and expenses incurred by the fund or because of the temporary unavailability of certain of the securities underlying the index. Investors should also be aware that by investing in the Fund, they may, in effect, incur the costs of two levels of investment management services, (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest. The market price of this type of investment on the securities exchange on which they are traded may be lower than their net asset value.

Equity Securities Risk. The price of equity securities has historically risen and fallen in periodic cycles. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.
Foreign Securities Risk. The Fund may invest in foreign securities. Securities of foreign issuers have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Non‑Diversification Risk. As a non‑diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. Additionally, the value of the shares is more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.
Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.
Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.
Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.
Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Inverse Securities Risks. Inverse securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.
Indexed Securities Risks. In addition to shares of index funds, the Fund may invest in indexed securities, whose value is linked to interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.
Convertible Securities and Synthetic Convertible Securities Risks. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. While convertible securities generally offer lower yields than non‑convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Synthetic convertible securities are created by combining non‑convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.
Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”), as a registered investment company.

Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19‑04, the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under the Investment Companies Act of 2013 (“Act 93‑2013”) and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Code would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.
Municipal License Tax Exemption. Under Act 93‑2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19‑04 and refuse to treat the Fund as a registered investment company under Act 93‑2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.
Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.
U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non‑financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.
Mortgage- and Asset-Backed Securities Risks. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Certificates of Deposit, Time Deposits and Bankers’ Acceptances Risks. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.
The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.
Reverse Repurchase Agreements Risk. The Fund may also enter into reverse repurchase agreements in which the Fund purchases portfolio securities from the counterparty, coupled with an agreement to resell them to the counterparty at a specific date and price. The market value of securities purchased under reverse repurchase agreements typically is greater than the cash paid for the purchase. Reverse repurchase agreements involve the risk that the counterparty of the securities purchased by the Fund might be unable to buy them back when the Fund seeks the repurchase. In the event the seller of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such seller or its trustee or receiver may receive an extension of time to determine whether to enforce the counterparty obligation to repurchase the securities, and the counterparty use of the proceeds of the repurchase agreement may effectively be restricted pending such decision.
Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Performance Information
The information below shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Target Risk Growth Total Return Index (“Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the gross dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting www.popularfunds.com or can be obtained by phone at (787) 754‑4488.
The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.
The Benchmark Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.

During the ten‑year period shown in the bar chart, the highest return for a quarter was 14.29% (quarter ended June 30, 2020) and the lowest return for a quarter was ‑16.25% (quarter ended March 31, 2020).

For the periods ended 12/31/21 Average Annual Total Returns	1 Year	5 Years	10 Years
Popular Total Return Fund, Inc. — Class A Shares
Return Before Taxes	8.45%	9.73%	9.41%
Return After Taxes on Distributions[1,2]	8.33%	9.42%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares[1,2]	6.66%	7.78%	7.72%
Popular Total Return Fund, Inc. — Class C Shares
Return Before Taxes	11.51%	9.68%	8.98%
Popular Total Return Fund, Inc. — Class I Institutional Shares[3]
Return Before Taxes	N/A	N/A	N/A
S&P Target Risk Total Return Growth Index
(Reflects no deductions for fees, expenses or taxes)	11.37%	10.19%	9.96%

[1]
Returns after taxes are calculated using the historical highest individual federal marginal income tax rates. After‑tax returns do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class A Shares only, and the after‑tax returns for Class C Shares, Class I Institutional Shares will vary.

[2]	Returns After Taxes are not indicative of a typical shareholder’s experience, as shareholders are generally Puerto Rico residents not subject to U.S. federal tax.
[3]
There are no Class I Institutional Shares outstanding as of the date of this prospectus. The returns for Class I Institutional Shares would have been substantially similar to the annual returns shown for Class A Shares because Class I Institutional Shares are invested in the same portfolio of securities as Class A Shares and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Adviser
The Fund’s investment adviser is Popular Asset Management LLC, a registered investment adviser (previously defined as the “Adviser”), a wholly owned subsidiary of Popular, Inc., a diversified, publicly-owned financial holding company registered under the Bank Holding Company Act of 1956, as amended, and subject to supervision and regulation by the Board of Governors of the Federal Reserve System. In the future, the Adviser may retain one or more sub‑advisers to manage a portion of the Fund’s assets.
Portfolio Managers

Name	Managed the Fund Since	Primary Title with Adviser
Javier Rubio, CFA	2001	President
Antonio Rondán, CFA	2006	Vice President
Cristina Cañellas, CFA	2021	Vice President
Purchase and Sale of Fund Shares
To purchase or sell shares you should contact your Financial Intermediary, or if you hold shares through the Fund, you should contact the Fund by phone at (787) 754‑4488, by mail (c/o Popular Total Return Fund, Inc., Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918), or by the Internet at www.popularfunds.com. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan, Puerto Rico are open for business (each, a “Business Day”).
The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class C Shares	Class I Institutional Shares

Minimum Initial Investment Amount	$500	$500	◾ None for fee‑based accounts ◾ $1 million for transactional accounts

Minimum Subsequent Investment Amount	$50	$50	$50
The offering of Class I Institutional Shares has not commenced as of the date of this prospectus.
Tax Information
In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a Puerto Rico tax‑qualified retirement plan, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.
Under Section 933 of the U.S. Code, individuals who are bona fide residents of Puerto Rico with the meaning of Section 933 and 937 of the U.S. code (previously defined as “Qualifying Individuals”) will generally not be subject U.S. federal income on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual. However, for Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”
Puerto Rico corporations not engaged in a U.S. trade or business for U.S. federal income tax purposes are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

More Information About the Fund
Investment Objective
The primary investment objective of Popular Total Return Fund, Inc. (the “Fund”) is to seek long-term capital appreciation. The secondary investment objective of the Fund is to seek current income.
This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Strategies
Under normal conditions, the Fund will seek to meet its objective by investing at least 50%, but not more than 80%, of its total assets in equity securities. The balance of the Fund’s total assets will be invested in fixed-income securities and cash or cash equivalents. The Fund may invest up to 20% of its total assets in securities of foreign issuers (i.e., entities organized outside of the United States of America (the “U.S.”) and Puerto Rico). At least 20% of the Fund’s assets will be invested in debt securities issued, or otherwise secured, by Puerto Rico issuers or assets located in Puerto Rico (“Puerto Rico Assets”).
Information on Equity Securities:
Equity securities include among others:

•	shares of other open or close‑end investment companies, including shares of ETFs or other ownership interests in index funds;

•	common stock of publicly-held companies, primarily shares of common stock of corporations listed on a national securities exchange or automated quotation system; and

•	other equity or debt securities convertible into common stock and warrants or other rights to purchase common stock.
The Fund may invest in equity securities issuers of any market capitalization.
The Fund will not concentrate its investments of equity securities in any particular industry or group of industries and will attempt to diversify its holdings among as many different industries and market segments as deemed appropriate in light of conditions prevailing at any given time.
Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes, among other variables, in a company’s financial condition and general economic conditions. This is especially true in the case of smaller companies. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.
The Fund anticipates that its investments in equity securities will consist primarily of shares of ETFs, though it reserves the right to invest all or a portion of its assets invested in equity securities in individual equity securities in the Adviser’s discretion.
Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by the ETF.
Passive ETFs are trust or similar vehicles that acquire and hold either:

•	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves; or

•	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.
Passive ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Passive ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

Actively managed ETFs do not seek to track the performance of a particular market index.
ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposits, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.
Most ETF investors, however, purchase and sell exchange-traded fund shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.
Among the shares of ETFs in which the Fund may invest are “iShares,”1 which are generally listed for trading on the American Stock Exchange. iShares represent an investment in a fund which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index compiled by one of various index providers, including Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.), Dow Jones & Company, Inc., the Frank Russell Company and Morgan Stanley Capital International. Examples of such indexes include the S&P 500 Index*, the S&P MidCap 400 Index* and the MSCI Japan Index Fund*.
Another similar investment vehicle in which the Fund may invest is the Standard & Poor’s Depository Receipts* (“SPDRs”), which represent interests in unit investment trusts that are designed to track the price and yield performance of particular market indexes provided by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.). SPDRs* are also currently listed for trading on the American Stock Exchange.
Investors should be aware that funds or unit investment trusts that try to replicate the performance of a particular market index will never be able to do so exactly because of the operational fees and expenses incurred by the trust or fund or because of the temporary unavailability of certain of the securities underlying the index. The market price of this type of investment on the securities exchange on which they are traded may also be lower than their net asset value. The difference in price may be due to the fact that the supply and demand in the market for shares in the investment vehicle at any time is not always identical to the supply and demand in the market for the basket of securities underlying the particular index.2
Investors should be also aware that by investing in the Fund, they will, in effect, incur the costs of two levels of management services: (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest.
Information on Debt Securities:
The types of debt and other fixed-income securities the Fund may invest in include, but are not limited to, asset-backed securities, certificates of deposit, time deposits and bankers‘ acceptances, inverse securities, indexed securities, mortgage-backed securities, mortgage dollar roll transactions, repurchase agreements, reverse repurchase agreements and zero coupon obligations.
The Fund may also invest in fixed-income ETFs as part of its fixed-income investment strategy.
Under normal market conditions, not less than 95% of the fixed-income securities in which the Fund will invest, including through its investments in fixed-income ETFs, will be rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories of at least one nationally recognized statistical rating organization, without regard to any subcategory, or, if not so rated, will be, in the opinion of the Adviser, of a credit quality comparable to such rated obligations.
Information on Short-Term Securities and Temporary Defensive Measures:
While the Fund will primarily invest in equity and fixed-income securities as described above, under normal conditions up to 10% of the Fund’s total assets may be held from time to time in cash and cash equivalents (e.g., short-term money market securities such as prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements).

1 Standard & Poor’s, the S&P 500 Index®, the S&P MidCap 400 Index®, Standard & Poor’s Depository Receipts® and SPDRs® are trademarks of The McGraw Hill Companies, Inc.; iShares® is a trademark of the American Stock Exchange, Inc.; MSCI Japan Index Fund® is a trademark of Morgan Stanley Capital International. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc., the American Stock Exchange, Inc., Morgan Stanley Capital International or Dow Jones & Company, Inc.

As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund will invest in such securities in greater amounts under extreme market conditions, when Fund management is unable to find enough attractive equity investments or to reduce exposure to equities when Fund management believes it is advisable to do so. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its investment objective.
Information on Portfolio Turnover and Portfolio Holdings:
Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.
For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, please see “Portfolio Holdings Disclosure Policies and Procedures” in the Fund’s Statement of Additional Information (“SAI”).
The Fund is classified as non‑diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).
Investment Process
The Fund has an asset allocation strategy designed for investors seeking an index-based, multi-asset investment portfolio.
To implement the Fund’s investment strategy, Popular Asset Management LLC (previously defined as the “Adviser”) will first select the asset categories to be included in the portfolio. When selecting the underlying categories, the Adviser looks for investable and relatively liquid groupings of financial instruments that exhibit similar characteristics. Examples of some of the basic categories are U.S. Large‑Cap – Equity, U.S. Small‑Cap – Equity, International – Equity and U.S. Aggregate - Fixed-Income. These categories may be further diversified by style, region, sector, duration, credit quality, or other factors. The specific categories are determined at the Adviser’s discretion and may change as deemed appropriate.
The Adviser will then establish a target asset allocation for the Fund that is consistent with its investment objectives and provides adequate diversification. To do so, the Adviser considers historical data with the return and risk information of each asset category, as well as correlation figures to the other asset categories. The correlation figures represent a numerical measure, on a scale from ‑1.0 to +1.0, that quantifies the statistical relationship between two asset classes. A positive correlation between two asset classes indicates they tend to move in the same direction, whereas a negative correlation indicates they tend to move in different directions. The closer the correlation is to ‑1 or to +1, the stronger the relationship. In addition, the Adviser considers studies with forward-looking projections. The target asset allocation represents the selected mix of asset categories that the Adviser thinks is prudent as a long-term investment strategy for the Fund. The approximate asset allocation weight percentages of the Fund, as of March 31, 2021, are set out in the following table:

Asset Category	% Weight as of 3/31/2021	Target Weight

U.S. Large‑Cap – Equity	47.0%	30%

U.S. Mid‑Cap – Equity	7.1%	4%

U.S. Small‑Cap – Equity	3.6%	2%

International Developed Markets – Equity	11.1%	20%

International Emerging Markets – Equity	0.9%	4%

Equity Subtotal	69.7%	60%

Puerto Rico Aggregate - Fixed-Income	21.8%	35%

International Aggregate – Fixed-Income	0.0%	5%

Cash – Fixed-Income	8.5%	0%

Fixed-Income Subtotal	30.3%	40%
The Adviser will then select and invest in specific instruments within each asset category. On the equity portion of the portfolio, the Adviser intends to invest primarily in ETFs that are index-based. On the fixed-income portion, the Adviser intends to invest in a combination of individual securities and ETFs. All instruments are selected at the Adviser’s discretion.
The Adviser will regularly monitor and review the Fund’s investment strategy and asset allocation. Current market conditions and tactical decisions by the Adviser may result in the Fund’s actual asset allocation deviating from its target asset allocation. At all times, the Adviser will limit these deviations to a maximum of 20 percentage points above or below the target. In the event of a deviation from the target weights that exceeds 20%, the Adviser will rebalance the Fund’s investment portfolio within 15 days of such occurrence to steer the Fund within the 20% parameter.
Risks of Investing in the Fund
An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The below is a summary of certain risks which could affect the Fund’s performance.
Investment Risk. There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives is subject to a number of risks, including, but not limited to, market risk, credit risk, regulatory risk and liquidity risk. The Fund is also subject to manager risk, which is the risk that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective. Each potential investor should consider his/her personal tolerance for the daily fluctuations of the stock and fixed-income markets and view his/her investment in the Fund as part of an overall investment program.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre‑existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.
ETFs Risk. An investment in the Fund is not equivalent to an investment in the underlying assets held by the Fund because of the operational fees and expenses incurred by the Fund. The Fund currently anticipates that the portion of its assets invested in equity securities is primarily invested in shares of ETFs. Passive ETFs invest in a portfolio of securities that are designed to track closely the price and yield performance of different market indexes or segments. However, such funds will never be able to do so exactly because of operational fees and expenses incurred by the fund or because of the temporary unavailability of certain of the securities underlying the index. Investors should also be aware that by investing in the Fund, they may, in effect, incur the costs of two levels of investment management services, (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest. Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
Equity Securities Risk. The prices of equity securities and the value of your investment in the Fund will increase or decrease in response to many factors, including prospective earnings, investors perception and general economic conditions. The price of equity securities has historically risen and fallen in periodic cycles. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. Given that the Fund invests a significant portion of its assets in equity securities, an investment in the Fund is designed, and suitable for, long term investors.
Foreign Securities Risk. The Fund may invest in foreign securities. Securities of foreign issuers have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable securities in the U.S.
In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.
Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.
Non‑Diversification Risk. As a non‑diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. Additionally, the value of the shares is more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.
Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
The unique characteristics of certain types of securities purchased by the Fund may also make the Fund sensitive to changes in interest rates. For instance, falling interest rates typically will not lift the prices of mortgage-backed securities or securities subject to call risk as described below as much as prices of comparable fixed-income securities. This is because financial markets tend to discount prices of mortgage-backed securities and callable securities for prepayment risk when interest rates fall. In addition, collateralized mortgage obligations (“CMOs”) may be specifically structured in a manner that provides a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of CMOs and the ability of their structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, yield of the security and, in some instances, reduced liquidity of particular CMOs.
Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.
Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Inverse Securities Risks. Inverse securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Certain inverse securities have greater sensitivity to changes in interest rates than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates move in a way Fund management does not anticipate.
Indexed Securities Risks. In addition to shares of index funds, the Fund may invest in indexed securities, whose value is linked to interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Certain indexed securities have greater sensitivity to changes in index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if index levels move in a way Fund management does not anticipate.
Convertible Securities and Synthetic Convertible Securities Risks. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. While convertible securities generally offer lower yields than non‑convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Synthetic convertible securities are created by combining non‑convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.
Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”) and the Puerto Rico Municipal Code, as amended (the “Municipal Code”) as a registered investment company.
Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19‑04 the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under Investment Companies Act of 2013 (“Act 93‑2013”) and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Code would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.
Municipal License Tax Exemption. Under Act 93‑2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19‑04 and refuse to treat the Fund as a registered investment company under Act 93‑2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.
Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.
U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non‑financial foreign entities” (“NFFE”) unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.
Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.
The yield of the Fund will depend in part on the rate at which principal payments are made on such securities, which will in turn depend on the rate at which principal prepayments are made on the underlying mortgage loans. The yield to maturity on mortgage-backed securities offered at a discount from or a premium over their principal amount will depend on, among other things, the rate and timing of payments of principal (including prepayments) on the mortgage loans underlying the mortgage-backed securities. Such yield may be adversely affected by a higher or lower than anticipated rate of principal prepayments on the mortgage loans underlying the mortgage-backed securities. Therefore, since a sizeable portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the net income generated by the Fund to fluctuate more than otherwise would be the case.
Changes in the rate of prepayment of the underlying mortgage loans will have a direct impact upon the maturity structure of mortgage-backed securities. An increase in the rate of prepayment of the underlying mortgage loans will lead to an acceleration in the principal returns and a reduction in the average life of the mortgage-backed security. A reduction in the rate of prepayment, on the other hand, will lead to fewer principal returns and an extension of the average life of the mortgage-backed security. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). The Fund by investing in mortgage-backed securities at a discount (or premium) faces the risk that relatively late (or early) principal distributions following issuance of mortgage-backed securities could result in an actual yield that is lower than the yield anticipated by the Fund.
Prepayments are influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates.
Because the mortgage loans underlying mortgage-backed securities may be prepaid at any time, it is not possible to predict the rate at which distributions of principal of such mortgage-backed securities will be received. Accordingly, prevailing interest rates may fluctuate and there can be no assurance that the Fund will be able to reinvest the distributions from mortgage-backed securities at yields equaling or exceeding the yields on such mortgage-backed securities. It is possible that yields on such reinvestments will be lower than the yields on such mortgage-backed securities.
Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Certificates of Deposit, Time Deposits and Bankers’ Acceptances Risks. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.
Reverse Repurchase Agreements Risk. The Fund may also enter into reverse repurchase agreements in which the Fund purchases portfolio securities from the counterparty, coupled with an agreement to resell them to the counterparty at a specific date and price. The market value of securities purchased under reverse repurchase agreements typically is greater than the cash paid for the purchase. Reverse repurchase agreements involve the risk that the counterparty of the securities purchased by the Fund might be unable to buy them back when the Fund seeks the repurchase. In the event the seller of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such seller or its trustee or receiver may receive an extension of time to determine whether to enforce the counterparty obligation to repurchase the securities, and the counterparty use of the proceeds of the repurchase agreement may effectively be restricted pending such decision.
Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed, U.S. Treasury or other security (as permitted by the Fund’s investment strategies) concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Other Risks
Risks of Securities of Unseasoned Issuers. Certain securities may lack a significant operating history and be dependent on products or services without an established market share.
Non‑Publicly Traded and Illiquid Securities Risk. There presently is a limited number of participants in the market for certain securities that may be acquired by the Fund the disposition of which may be limited by federal securities laws. For this purpose, the term “illiquid securities” means securities that cannot be disposed of in the ordinary course of business within seven calendar days at approximately the amount at which the Fund has valued the securities and includes, among other things, securities subject to contractual restrictions on resale that hinder the marketability of the securities. To the extent the Fund invests in illiquid securities, the Fund may not be able to liquidate readily such investments, particularly at a time when it is advisable to do so to minimize losses to the Fund, and would have to sell other investments if necessary to raise cash to meet its obligations.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Limited Tax Benefits. An investment in the Fund will afford the tax benefits described herein in the section entitled “Taxation” solely to individuals whose principal residence is in Puerto Rico, or to corporations and other business organizations whose principal office and place of business are in Puerto Rico. Therefore, shareholders whose principal residence is not in Puerto Rico, or business organizations whose principal office and place of business is not Puerto Rico will not have a right to the same tax benefits.
Shareholder Information
Which Share Class Should I Choose?
The Fund currently offers Class A Shares, and Class C Shares. The Fund does not currently offer Class I Institutional Shares. Each share class represents an ownership interest in the same investment portfolio of securities. Each share class has different eligibility and availability criteria, sales charges, expenses, and dividends and distributions, allowing you to invest in the way that best suits your needs. Factors you should consider when choosing a share class include the amount you plan to invest, the total costs associated with your investment and how long you plan to hold your shares.
The decision as to which class of shares is more appropriate for you depends on the amount and intended duration of the investment. Investors who are planning to establish a program of regular investment may want to consider Class A Shares because as the investment accumulates, investors may qualify for reduced sales charges and the amount invested is subject to lower ongoing expenses over the term of the investment. Class C Shares are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% if sold within the first 12 months following purchase. However, investors should be aware that any investment return on additional invested amounts on Class C Shares may be partially or entirely offset by a higher annual and contingent deferred sales charge applicable to this class.
Class C Shares may be an appropriate choice if you have a relatively short term investment horizon (you plan to hold your Class C Shares for not more than six years), because there is no initial sales charge on the Class C Shares, and the CDSC does not apply to Class C Shares you sell after holding them one year. However, if you plan to invest more than $50,000 for the shorter term, then as your investment horizon increases toward six years, Class C Shares might not be as advantageous as Class A Shares. This is because the annual distribution and service fee on Class C Shares will have a greater impact on your account over the longer term than the reduced frontend sales charge available for larger purchases of Class A Shares.
If you are eligible to invest in Class I Institutional Shares, that is likely to be the most appropriate choice, as it is not subject to an initial sales charge, CDSCs and does not have annual distribution or service fees.
Your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals.
The table below summarizes key features of each of the share classes of the Fund.

	Class A Shares	Class C Shares	Class I Institutional Shares
Availability / Eligibility	Generally available.	Generally available.
Limited to certain investors, including:

•  Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment adviser, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or broker-dealer through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares

The Fund does not currently offer Class I Institutional Shares.

Minimum Initial Investment	$500	$500	$0 for fee‑based accounts. $1 million for transactional accounts.

	Class A Shares	Class C Shares	Class I Institutional Shares
Minimum Subsequent Investment	$50	$50	$50
Initial Sales Charge	Yes, between 0% to 3.5% (see “Class A Shares—Sales Charges and Waivers/Reductions”).	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge	No.	1% for redemptions within 1 year of purchase.	No.
Redemption Fees	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.
Distribution and Service (12b‑1) Fees	Distribution Fee: 0.25%	Distribution Fee: 0.75% Service Fee: 0.25%	Distribution Fee: 0%
Conversion to Class A Shares	N/A	Automatically converts to Class A Shares after 7 years.	No.
Advantage	Lower ongoing distribution fees compared to Class C Shares.	Since there is no initial sales charge, you will start off owning more shares. Class C Shares make sense for investors who have a shorter investment horizon.	Since there is no initial sales charge, you will start off owning more shares. There are no distribution or service fees.
Disadvantage	Generally, a front‑end sales charge is assessed which lowers the number of shares owned. Class A Shares may not make sense for investors who have a short investment horizon.	Over the long term, due to higher distribution fees, Class C Shares accrue higher fees. Higher total fees per share result in lower total performance.	Availability and eligibility are limited.
The following pages will discuss additional information about each share class, including the requirements to purchase Class I Institutional Shares, the sales charge table for Class A Shares, reduced sales charge information, Class C Shares CDSC information and sales charge waivers.
The availability of certain sales charge waivers and reductions may vary because Financial Intermediaries may have different policies regarding the availability of initial sales charge and deferred sales charge waivers. When you buy shares, you must notify your Financial Intermediary of any facts or relationships that enable you to qualify for sales charge waivers or reductions. If the waiver and discount is not available through a particular Financial Intermediary, you will have to buy Fund shares through another Financial Intermediary to receive this waiver or discount.
More information regarding the existing sales charges, sales charge waivers and breakpoints, the methods used to value accounts for purposes of determining the applicability of breakpoints, the information that needs to be provided to a shareholder’s Financial Intermediary in order to receive such breakpoints and letters of intent, accumulation plans, dividend reinvestment plans, withdrawal plans, exchange privileges, employee benefit plans, redemption reinvestment plans, and waivers for particular classes of shareholders is available at www.popularfunds.com or the SAI which is also available on the Fund’s website or upon request.
Sales Charges and Waivers/Reductions
Class A Shares
Initial Sales Charges:
Class A Shares are sold at their net asset value plus an initial sales charge of up to 3.50%. The initial sales charge for Class A Shares may be reduced or waived for certain purchasers.
The table below shows the initial sales charge that you would pay if you buy Class A Shares. The offering price for Class A Shares includes any initial sales charge. You may qualify for a reduced initial sales charge. Purchases of Class A Shares at certain dollar levels, known as “breakpoints”, allow for a reduction in the initial sales charge. If you choose Class A Shares, you will pay a sales charge at the time of purchase as shown in the table below.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer’s Reallowance as a % of Offering Price[2]
Less than $50,000	3.50%	3.63%	2.75%
$50,000‑99,999	3.00%	3.09%	2.50%
$100,000‑$249,000	2.50%	2.56%	2.00%
$250,000‑$499,999	2.00%	2.04%	1.50%
$500,000‑$999,999	1.00%	1.01%	0.50%
$1,000,000 and over	0.00%	0.00%	0.00%

[1]	Rounded to the nearest one‑hundredth percent.

[2]
At the discretion of Popular Securities, LLC (the “Distributor”), the Dealer’s Reallowance, from time to time, may be equal to the entire sales charge set forth in the column of the above table under “Sales Charge as a % of Offering Price.”

Except as provided below under “Right of Accumulation” and “Letters of Intent,” the reduced sales charges shown above apply to the aggregate of purchases of Class A Shares made at one time by “any Puerto Rico person,” which includes an individual, his or her spouse and children whose principal residence is within Puerto Rico purchasing shares for his or her own account, or a trustee or other fiduciary of a single trust estate or single fiduciary account which is deemed to be a resident of Puerto Rico. Investors may meet the minimum investment amounts required to qualify for reduced sales charges by adding their purchases of Class A Shares to the net asset value of all Class A Shares held in Popular High Grade Fixed-Income Fund, Inc., Popular Income Plus Fund, Inc. and any other fund organized by Banco Popular de Puerto Rico (“Banco Popular”). The Fund, Popular High Grade Fixed-Income Fund, Inc., Popular Income Plus Fund, Inc. and any other fund organized by Banco Popular are sometimes referred to herein as the “Popular Family of Funds.”
Class C Shares and Class I Institutional Shares are sold at their net asset value without an initial sales charge.
Initial Sales Charge Waivers
Purchases of Class A Shares may be made at net asset value without a sales charge in the following circumstances:

•
Sales of Class A Shares to directors or officers of the Fund and employees of the Adviser or the Distributor and their respective subsidiaries and affiliates, or to the spouse and children of such persons, or sales to any trust, pension, profit-sharing or other benefit plan for such persons provided such sales are made upon the assurance of the purchaser that the plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

•	Offers of Class A Shares to any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

•
Purchases of Class A Shares by any client of a newly employed financial consultant of Popular Securities, LLC (for a period up to 90 days from the commencement of the financial consultant’s employment with the Distributor), on the condition (A) that the purchase of Class A Shares is made with the proceeds of the redemption of shares of another mutual fund which (i) was sold to the client by the financial consultant and (ii) was subject to a sales charge and (B) that the purchaser provides sufficient information at the time of purchase to permit verification that the purchases will qualify for elimination of the sales charge;

•	Insurance company separate accounts;

•	Wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor;

•	Employer-sponsored retirement plans with at least $500,000 in plan assets;

•	Officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor;

•	Purchases by other funds or accounts for which the Adviser or any affiliate acts as investment adviser or manager; and

•	Shares acquired by reinvestment of dividends.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge and must comply with the residency requirements described above under “Limitations of Offering and Transfer of Shares.”
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load (“CDSC”) waivers, which are discussed in Appendix B. In all instances, it is the investor’s responsibility to notify the Fund or the investor’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders of the Fund will have to purchase shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Right of Accumulation
Class A Shares of the Fund may be purchased by any qualifying Puerto Rico resident at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A Shares of the Fund and Class A Shares in the Popular Family of Funds (or any other investment company designated by the Fund’s Board of Directors (“Board”)) then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Such information includes:

•	Information or records regarding shares or other funds in the Popular Family of Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	Information or records regarding shares or other funds held in any account of the shareholder at another Financial Intermediary; and

•
Information or records regarding shares or other funds held at any financial intermediary by related parties of the shareholder, such as a spouse, children or other individuals living in the same household.

The right of accumulation is subject to modification or discontinuance at any time after written notice to the shareholders with respect to all Class A Shares purchased thereafter.
Letters of Intent
A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter of Intent when placing orders. For purposes of a Letter of Intent, the amount of “Your Investment” as referred to in the preceding sales charge table includes purchases of all Class A Shares with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A Shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be automatically redeemed for such payment. Investors may meet the minimum investment amounts for Letters of Intent by adding the value of all other class A shares in the Popular Family of Funds and other funds managed or co‑managed by the Adviser, purchased during the applicable period. Investors should consult the Distributor to obtain a Letter of Intent application.
Class C Shares
Contingent Deferred Sales Charge Alternatives
Class C Shares are sold at the net asset value next determined without an initial sales charge, so that a larger portion of the investor’s purchase may be invested immediately in the Fund than would be invested if the investor purchased Class A Shares. A contingent deferred sales charge equal to 1.00% is imposed on the redemption of Class C Shares within 12 months of purchase. Any applicable contingent deferred sales charge on Class C Shares will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. In addition, Class C Shares that are exchanged for shares of certain funds of the Popular Family of Funds will not be subject to a contingent deferred sales charge. See “Shareholder Information—Sales Charges and Waivers/Reductions—Exchange Privileges.” Class C Shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; or (2) reinvestment of dividends or capital gain distributions.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and any capital gain distributions and finally of other shares held by the shareholder for the longest period of time. Any contingent deferred sales charge will be paid to the Distributor.
Conversion of Class C Shares to Class A Shares
Approximately seven years after purchase, Class C Shares of the Fund will convert automatically into Class A Shares of that Fund (the “Class C Shares Conversion”). This automatic conversion is not expected to be a taxable event or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period.
Waivers of Contingent Deferred Sales Charges
The contingent deferred sales charge will be waived on: (a) redemptions of shares following the death or disability of the shareholder; (b) involuntary redemptions; and (c) redemptions of shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise.
Contingent deferred sales charge waivers will be granted subject to confirmation of the shareholder’s status.
Exchange Privileges
As of the date of this prospectus, your shares may be exchanged for shares of the same class of any other fund that is part of the Popular Family of Funds. If the fund into which you exchange has a higher initial sales charge, the new class of shares you will receive will be subject to a sales charge equal to the difference between the original sales charge and the sales charge of the fund into which you exchange. If the fund into which you exchange has a lower initial sales charge, the exchange will not be subject to an initial sales charge. Furthermore, the contingent deferred sales charge (if any) on Class C Shares will continue to be measured from the date of original purchase of said Class C Shares. If the fund into which you exchange has a higher contingent deferred sales charge, the new Class C Shares that you receive will be subject to that charge. If you exchange at any time into a fund with a lower contingent deferred sales charge, the sales charge will not be reduced. Shares may only be exchanged for shares of another fund in the Popular Family of Funds up to five times per fiscal year of the Fund. Not all funds in the Popular Family of Funds offer all classes of shares. Exchanges of shares are subject to the minimum investment requirements of the fund into which exchanges are made. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. Be sure to read the prospectus of the fund in the Popular Family of Funds into which you are exchanging. An exchange is a taxable transaction.
Class I Institutional Shares
The Fund does not currently offer Class I Institutional Shares.
Class I Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Class I Institutional Shares. Your broker-dealer or other Financial Intermediary can help you determine whether you are eligible to buy Class I Institutional Shares.
Eligible Class I Institutional Shares investors include the following:

•
Investors acquiring shares in connection with a comprehensive fee or other advisory fee arrangement between the investor and a Sponsor in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or broker-dealer through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares.

The Fund reserves the right to modify or waive the above-stated policies at any time.
Redemption of Shares
Shares (including fractional shares) normally may be redeemed for cash upon receipt of a request in proper form on any business day. In order for shares to be redeemed on a particular redemption date, the redemption order in proper form must be received by the Fund by the close of trading on the NYSE (generally, 4:00 P.M., New York time) on the redemption date from the Distributor or other broker-dealer with which the Distributor has executed a selected dealer agreement. Redemption orders received by the Fund are irrevocable, except at the discretion of the Fund. The redemption price will be the net asset value per share as of the close of trading on the NYSE on the date of redemption, minus any applicable contingent deferred sales charge. The value of Shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.
Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Redemption of shares by the Fund is a taxable event. See “Taxation.”
The right to redeem Shares on a daily basis may be suspended or the date of payment postponed (a) for periods during which trading on the NYSE is restricted or the NYSE is closed or during which the U.S. bond markets are closed or (b) for any period during which an emergency exists as a result of which disposal of portfolio securities or determination of the net asset value per share of a class is not reasonably practicable.
A shareholder wishing to redeem shares may do so by telephone through a registered representative of the Distributor or a broker-dealer or other financial institution that has entered into a selected dealer agreement with the Distributor or by submitting a written request for redemption to the Distributor or such broker-dealer. The Distributor reserves the right to require that any redemption request be made in writing. A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number, and (c) be signed by the account holder exactly as the account is registered. The redemption proceeds will be remitted on or before the third business day following receipt of a redemption request in proper form that meets the above requirements.
In the event of a redemption of shares with an aggregate net asset value in excess of $10,000, the Fund reserves the right to require that the signature(s) on the redemption request be guaranteed by an “eligible guarantor institution” (including, for example, certain financial institutions) as such is defined in Rule 17Ad‑15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Distributor through the use of industry publications. Unless otherwise directed, payment will be made in accordance with the existing instructions in the account held with the Distributor or financial institution through which the investor holds his or her shares, which may include mailing a check to the investor’s address of record within three business days of receipt of a proper notice of redemption as set forth above. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.
The Distributor or any other broker-dealer participating in the distribution of shares may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Distributor or a broker-dealer or other financial institution involved in the distribution of shares receives all required documents in a timely manner and in proper form.
Automatic Cash Withdrawal Plan
The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders may elect to receive cash payments of at least $100 per withdrawal. Automatic cash withdrawals will be subject to any applicable contingent deferral sales charges. To the extent withdrawals exceed dividends, distributions and appreciation of the shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Distributor.
Special Redemption Fees on Short Term Trading
The Fund will impose a 2.00% redemption fee, payable directly to the Fund, on redemptions made within five (5) days after acquiring shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.
The Fund reserves the right to waive the redemption fee at its discretion if the Fund believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.
Frequent Purchases and Redemptions and Market Timing
The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt the Fund’s performance and its shareholders.
The Fund currently uses several methods to reduce the risks of market timing, including assessing redemption fees on redemptions and/or exchanges made within certain periods in order to protect the Fund from the costs of short-term or excessive trading.

Subject to the oversight of the Fund’s Chief Compliance Officer (the “CCO”), ALPS Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer agent, has implemented procedures to help monitor for potential market timing activity. On a weekly basis, the Transfer Agent provides trade reports to the CCO so that the CCO can review for any activity that may indicate potential market timing activity. Identified transactions are compared to historical transactions in an effort to ascertain if excessive trading has occurred. If the CCO finds or suspects that excessive trading activity and/or market timing activity may be occurring, the CCO will determine what appropriate action, if any, should be taken with regard to the account(s) involved.
If information regarding a shareholder’s trading activity in any of the Fund is brought to the attention of the Board and based on that information the Board in its sole discretion concludes that the trading may be detrimental to the Fund as described in the Fund’s market timing policy, the Board may temporarily or permanently bar such shareholder’s future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which a shareholder may request future purchases and redemptions.
Transactions placed in violation of the Fund’s Market Timing Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.
In considering an investor’s trading activity, the Fund may consider, among other factors, the trading history of accounts under common ownership or control for the purpose of enforcing these policies.
For accounts serviced by Financial Intermediaries where the identity of the shareholder is unknown and/or the account is within an omnibus account, the Transfer Agent makes best efforts to contact the Financial Intermediary to determine the source of such trading activity. By their nature, omnibus accounts, in which purchases and sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions in the Fund in which case the Fund would not be protected from such excessive trading or market timing activity.
Right to Reject or Restrict Purchase Orders
Purchases of shares should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading, and including transactions accepted by any shareholder’s broker, dealer or financial representative. Transactions placed in violation of the Fund’s market timing policy or exchange limit guidelines may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.
Management of the Fund
Investment Adviser
Popular Asset Management LLC, a registered investment adviser, acts as the investment adviser of the Fund pursuant to an investment advisory agreement with the Fund. Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding the Fund’s assets. The Adviser currently acts as investment adviser or co‑investment adviser to several other Puerto Rico investment companies and as of October 31, 2021, managed or co‑managed approximately $794 million in assets.
Unless earlier terminated as described below, the investment advisory agreement between the Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board or by a majority of the outstanding voting securities of the Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
The Adviser will be compensated by the Fund at the annual rate of 0.50% of the value of the Fund’s average daily net assets. “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754‑4488.
For the fiscal year ended March 31, 2021, the Fund paid the Adviser management fees at the annual rate of 0.50% of the Fund’s average daily net assets.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund is included in the Fund’s semi-annual shareholder report for the period ended September 30, 2021.
Portfolio Managers
A team of investment professionals led by Javier Rubio, CFA, Antonio Rondán, CFA and Cristina Cañellas, CFA, is primarily responsible for the day to day management of the Fund’s assets.
Mr. Rubio joined Popular Asset Management, then a division of Banco Popular de Puerto Rico, in September 1996 acting as its Chief Investment Officer. Mr. Rubio has a BBA from the University of Puerto Rico, an MBA from the University of Michigan and holds the Chartered Financial Analyst designation. He has over 30 years of experience in investment management. Mr. Rubio also serves as portfolio manager for various Puerto Rico investment companies advised or co‑advised by the Adviser.
Mr. Rondán has BA and MBA degrees from the University of Puerto Rico. He has over 10 years of experience in investments and portfolio management. He initially joined Popular Asset Management LLC in 2006 as financial analyst. Antonio obtained the CFA Charterholder designation in 2010. Since 2013, he has been portfolio manager for institutional equity portfolios.
Ms. Cañellas holds a Bachelor of Science in Finance from Bentley University and has over 10 years of experience in investments and portfolio management. She joined Popular Asset Management LLC in 2021 as portfolio manager for institutional fixed-income portfolios. Before working at Popular Asset Management, Cristina worked at Santander Asset Management as a Senior Portfolio Manager for institutional fixed-income portfolios, manager of the Investment Department, and Vice President of the First PR Family of Funds. Before that, she worked as a Trader at the Treasury and Investments Department at the Government Development Bank for Puerto Rico. Cristina also worked at UBS Asset Management, as an Analyst for institutional fixed-income portfolios, where she started her professional carrier in portfolio management. Furthermore, she holds the Chartered Financial Analyst designation which she obtained in 2015.
Distribution
The Fund has agreed to pay a distribution fee to the Distributor pursuant to a Distribution Plan adopted by the Fund. Under the Distribution Plan, the Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.
The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Conflicts of Interest — Transactions With Affiliates.”
Potential Conflicts of Interest
Certain activities of the Adviser and its affiliates, including Popular Securities, LLC, Popular, Inc. and their respective affiliates (collectively, the “Affiliates”, and together with the Adviser, referred to herein as “Popular”)), and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by Popular, may give rise to actual or perceived conflicts of interest such as those described below.
Popular, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in various businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

The Adviser and certain of its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. The Adviser and its Affiliates are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Adviser or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open‑end and closed‑end investment companies (which may include investment companies that are affiliated with the Fund and the Adviser, to the extent permitted under the 1940 Act). The trading activities of the Adviser and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Adviser or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither the Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by the Adviser or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which the Adviser or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by the Adviser or its Affiliates may adversely impact the Fund. Transactions by one or more clients or the Adviser or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to the Adviser or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
In addition, certain principals and employees of the Fund and the Adviser are also principals and employees of other business units or entities within Popular. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
Present and future activities of Popular, its subsidiaries and their directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. See the SAI for further information.
Valuation of Shares
The price of the shares is based on the value of the Fund’s portfolio securities and other investments. Net asset value per share is determined daily by ALPS Fund Services, Inc. (the “Administrator”) after the close of trading on the NYSE on each business day. For purposes of determining the net asset value of a share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of shares of such Class outstanding at such time. Expenses, including the fees payable to the Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.
The Fund’s assets will be valued by the Administrator, with the assistance of the Adviser, in good faith and under the supervision of the Board. Securities that are listed or traded on a securities exchange are valued at the last available sale price on the principal exchange on which they are listed, and securities traded on the NASDAQ System are valued at the last sale price reported as of the close of trading on the NYSE on such business day. Portfolio securities traded in other over‑the‑counter markets are valued at the last available bid price in the over‑the‑counter market prior to the time of valuation. When market quotations for securities held by the Fund are not readily available, they will be valued at fair value by or under the direction of the Board utilizing quotations and other information concerning similar securities derived from recognized dealers in those securities or, in the case of fixed-income securities, information regarding the trading spreads quoted by recognized dealers between such securities and U.S. Treasury securities whose characteristics are determined to most closely match the characteristics of the Fund’s securities. Dealers providing pricing information may include the Distributor, and in the case of certain securities held by the Fund, the Distributor might be the sole or best source of pricing information.
In determining net asset value, the Fund also may utilize the valuations of portfolio securities and other investments furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Portfolio securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board. Prior to using a pricing service, the Board will determine in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.
Notwithstanding the above, fixed-income securities for which market quotations are not readily available with maturities of 60 days or less, generally will be valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or an authorized committee thereof determines that this valuation method does not represent fair value. All other securities of the Fund for which quotations are not readily available from any source, will be valued by a Valuation Committee responsible for carrying out such function as authorized and delegated by the Board. In considering the method to be used to determine the fair value of a portfolio instrument, the Valuation Committee shall consider all of the relevant factors and surrounding circumstances, including but not limited to quotations from pricing brokers and other information concerning similar securities derived from recognized dealers in those securities.
Dividends and Automatic Reinvestment
The Fund intends to declare and pay annually a dividend of substantially all of its net investment income, if any, on shares of the Fund. The Fund does not expect to make distributions of net realized capital gains, although the Board reserves the right to change this policy.
Unless a shareholder has elected to receive distributions of income in cash, dividends will be reinvested automatically in additional shares of the same class at net asset value per share of such class, subject to initial sales charge or contingent deferred sales charge. Reinvested dividends are credited to shareholders’ accounts in additional shares of the same class at the net asset value per share of such class as of the close of business on the ex‑dividend date. A shareholder may change the option at any time by notifying his or her broker.
The per share dividends on Class C Shares of the Fund will be lower than the per share dividends on Class A Shares principally as a result of the higher distribution and service fees applicable to Class C Shares.
Dividends to Qualifying Individuals (as defined below, under “Tax Information”) and Qualifying Trusts (as defined below under “Taxation“) consisting of Ordinary Dividends (as defined below under “Taxation”) will be distributed net of the 15% tax imposed by Section 1023.06 of the PR Code, which will be automatically withheld at source by the Fund.
Distributions from the fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein). Please refer to the section entitled “Taxation” and consult your tax adviser.
Taxation
The following discussion summarizes the material Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.
The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”); Administrative Determination Number 19‑04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19‑04”); the Municipal Code and Act 93‑2013.
The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD‑19‑04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93‑2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6‑1954” and together with Act

93‑2013, collectively, the “PR Investment Companies Acts“) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19‑04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.
The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).
This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that either are not engaged in trade or business in Puerto Rico (“Foreign Corporations “) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations “), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax‑exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).
The statements that follow are based on the existing provisions of such statutes, regulations and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.
Puerto Rico Taxation of the Fund
Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.
Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.
Municipal License Taxes. Pursuant to Act 93‑2013, investment companies, such as the Fund are not subject to municipal license taxes; provided that, they are registered under Act 93‑2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD 19‑04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.
Puerto Rico Taxation of Fund Shareholders
Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares will be treated as a capital gain for Qualifying Investors who hold the shares as a capital asset and as a long-term capital gain if the shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the shares will be subject to a 15% income tax rate; except that, if the alternate basic tax is applicable, the rate would be a maximum of 24%. Alternatively, the Qualifying

Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the shares will be subject to an alternative 20% income tax rate.
Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.
Losses from the sale, exchange or other disposition of shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.
Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.
Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains to Qualifying Investors regardless of how long the shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.
Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.
Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.
A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”
Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax‑free return of capital to such investors, to the extent of the investors’ basis in the shares, and any excess will be treated as a gain from the sale or exchange of the shares.
By purchasing shares, Qualifying Investors and Resident Foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).
Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.
Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.
An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation.
Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24%

depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.
Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes
Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non‑financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.
Property Taxes. Under the provisions of the Municipal Code, the shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their shares.
The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.
United States Taxation of the Fund
Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.
Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.
FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non‑financial foreign entities” (including “non‑financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.
Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non‑financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non‑financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.
If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.
To ensure that the Qualifying Investors that acquire shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.
United States Taxation of Qualifying Investors
Dividends. Under Sections 933 and 937 of the U.S. Code, Qualifying Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico and is not effectively connected with U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual; provided, that, they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3‑year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.
The U.S. Code contains certain attribution rules pursuant to which shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.
Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.
Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business should not be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.
The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.
It must be noted that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.
Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of shares by a Qualifying Individual, including an exchange of shares of the Fund for shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.
A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.
The U.S. Code provides special rules for Qualifying Entities that are treated as partnerships for U.S. federal income tax purposes.
PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.
As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark‑to‑market treatment with respect to the shares.
However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.
Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.
Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.
Estate and Gift Taxes. The transfer of shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.
The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.
Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.
United States Taxation of U.S. Investors
Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a Shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.

Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information for the six months ended September 30, 2021 is unaudited and is included in the Fund’s Semi-Annual Report. The Fund’s Annual Report and Semi-Annual Report are available upon request.

FINANCIAL HIGHLIGHTS

The following table includes data for a share outstanding and other performance information.
		For the year ended March 31, 2021

Increase (Decrease) in Net Asset Value:		Class A Common Shares

Per Share	Net asset value, beginning of the year	$18.83

Operating	(a) Net investment income	0.08
Performance:	(a) Net realized gain and unrealized appreciation on investments	7.10

	Total from investment operations	7.18

	Less: dividends from net investment income applicable to common shareholders	(0.08)

	Net asset value, end of the year	$25.93

Total Investment
Return: (d)	(e) Based on net asset value per share	38.13%

Ratios: (b)	(c) Expenses to average net assets applicable to common shareholders	1.20%
	Net investment income to average net assets applicable to common shareholders	0.35%

Supplemental Data:	Net assets applicable to common shares, end of the year (in thousands)	$68,913

	Portfolio turnover	25.37%

	Portfolio turnover excluding the proceeds from calls and maturities of
	portfolio securities and the proceeds from mortgage backed securities paydowns	25.37%

Increase (Decrease) in Net Asset Value:		Class C Common Shares

Per Share	Net asset value, beginning of the year	$18.74

Operating	(a) Net investment (loss)	(0.09)
Performance:	(a) Net realized gain and unrealized appreciation on investments	7.05

	Total from investment operations	6.96

	Less: dividends from net investment income applicable to common shareholders	-

	Net asset value, end of the year	$25.70

Total Investment
Return: (d)	(e) Based on net asset value per share	37.14%

Ratios: (b)	(c) Expenses to average net assets applicable to common shareholders	1.94%
	Net investment (loss)/income to average net assets applicable to common shareholders	-0.40%

Supplemental Data:	Net assets applicable to common shares, end of the year (in thousands)	$16,646

	Portfolio turnover	25.37%

	Portfolio turnover excluding the proceeds from calls and maturities of
	portfolio securities and the proceeds from mortgage backed securities paydowns	25.37%

(a)	Based on daily average outstanding common shares of 2,653,982 and 580,888 for Class A and Class C common stock, respectively, for the year ended March 31, 2021.

(b)
Based on daily average net assets applicable to common shareholders of $61,386,757 and $13,319,469 for Class A and Class C shares, respectively, for the year ended March 31, 2021. Investment Income, realized gain/losses, and Fund level expenses are allocated to the two classes as disclosed in Note 1(g). Class-specific expenses are allocated to the relevant class.

(c)	“Expenses” include both operating and interest expenses. However, the expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

(d)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(e)	Total return excludes the effect of initial and contingent deferred sales charges.

Class A	For a share outstanding during the years presented

	For the Six Months Ended September 30, 2021 (Unaudited)
Net asset value — beginning of period	$25.93
Income/(loss) from investment operations:
Net investment income(a)	0.04
Net realized and unrealized loss(a)	0.91
Total income from investment operations	0.95
Net increase in net asset value	0.95
Net asset value — end of period	$26.88
Total Return(b)	3.66	%(c)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$77,543
Ratios to Average Net Assets(e)
Ratio of expenses to average net assets	1.50	%(f)
Ratio of net investment income to average net assets	0.29	%(f)
Portfolio turnover rate	20	%(c)

(a)	Based on weekly average outstanding common shares of 2,923,497 for the period ended September 30, 2021.
(b)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(c)	Not annualized.
(d)	Total return excludes the effect of initial and contingent deferred sales charges.
(e)	Based on average net assets attributable to common shares of 97,141,666 for the period ended September 30, 2021.
(f)	Annualized.

Class C	For a share outstanding during the years presented

	For the Six Months Ended September 30, 2021 (Unaudited)
Net asset value — beginning of period	$25.70
Income/(loss) from investment operations:
Net investment loss(a)	(0.18)
Net realized and unrealized gain(a)	1.03
Total income from investment operations	0.85
Net increase in net asset value	0.85
Net asset value — end of period	$26.55
Total Return(b)	3.31	%(c)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$18,764
Ratios to Average Net Assets(e)
Ratio of expenses to average net assets	2.08	%(f)
Ratio of net investment loss to average net assets	(1.37	)%(f)
Portfolio turnover rate	20	%(c)

(a)	Based on weekly average outstanding common shares of 703,056 for the period ended September 30, 2021.
(b)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(c)	Not annualized.
(d)	Total return excludes the effect of initial and contingent deferred sales charges.
(e)	Based on average net assets attributable to common shares of 18,849,233 for the period ended September 30, 2021.
(f)	Annualized.

General Information
License Agreement
Under the terms of a license agreement with Popular, Inc. (the “License Agreement”), the Fund has been granted a license to use certain trade names and trademarks of Popular, Inc. The License Agreement may be amended by the parties thereto without the consent of any of the shareholders of the Fund.
None of the Fund, the Adviser, the Distributor, the Administrator or any shareholder of the Fund is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademark “Popular” except as specifically described herein or as may be specified in the License Agreement.
Additional Information Relating to Annual Reports and Semi-Annual Reports of the Fund
The Fund will send its shareholders an audited annual report, which includes listings of the investment securities held by the Fund at the end of the period covered and the audited financial statements of the Fund. The Fund will also send shareholders an unaudited semi-annual report. In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker. A copy of the Fund’s annual report and semi-annual report, may be obtained from the Distributor free of charge upon request by calling (787) 758‑7400.
Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.
After the end of each calendar year, shareholders will also receive Puerto Rico tax information regarding dividends and capital gain distributions.
Privacy Policy
The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;
•	Written and electronic correspondence, including telephone contacts; and
•	Account history, including information about Fund transactions and balances in your accounts with the Transfer Agent.
The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.
The Fund may share personal information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.
Investors should contact the broker-dealer through which they hold shares in the Fund for a copy of their privacy policy.
Statement of Additional Information
For further information about the Fund, including how the Fund invests, please see the Fund’s Statement of Additional Information, dated May 9, 2022 (the “SAI”).
For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
1940 Act File No. 811‑23695

Contact Information

THE FUND

Popular Total Return Fund, Inc.
Popular Center, North Building
Second Level (Fine Arts) 209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

ADVISER

Popular Asset Management LLC
Popular Center, North Building
Second Level (Fine Arts) 209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colarado 80203

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, New York 10017

THE DISTRIBUTOR

Popular Securities, LLC
208 Ponce De Leon Avenue
Popular Center, Suite 1200
San Juan, Puerto Rico 00918

INDEPENDENT AUDITOR

PricewaterhouseCoopers LLP 304 Ponce de Leon Avenue, Suite 800
San Juan, Puerto Rico

LEGAL COUNSEL

Pietrantoni Mendez & Alvarez LLC
Popular Center, 19th Floor 208 Ponce de León, San Juan, 00918, Puerto Rico

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

STATEMENT OF ADDITIONAL INFORMATION

Popular Total Return Fund, Inc.

Popular High Grade Fixed-Income Fund, Inc.

Popular Income Plus Fund, Inc.

209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918 • Phone No. (787) 754-4488

This combined Statement of Additional Information (“SAI”) of Popular Total Return Fund, Inc. (“Total Return Fund”), Popular High Grade Fixed-Income Fund, Inc. (“High Grade Fund”) and Popular Income Plus Fund, Inc. (“Income Plus Fund”) (each, a “Fund” and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, each dated May 9, 2022, as they may be amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”), which have been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.popularfunds.com. The Prospectuses are incorporated by reference into this SAI, and the parts of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectus. The portions of this SAI that do not relate to a given Fund do not form a part of the Fund’s SAI, have not been incorporated by reference into the Fund’s Prospectus and should not be relied upon by investors in the Fund.

The Total Return Fund’s unaudited financials for the period ended September 30, 2021 are incorporated herein by reference to the Total Return Fund’s semi-annual report and the audited financial statements and the independent auditors’ report included in the Total Return Fund’s annual report for the fiscal year ended March 31, 2021 are included herewith. Such report was completed before the Fund was registered under the Investment Company Act and, accordingly, may have been subject to different preparation and disclosure requirements than what is required under the Investment Company Act.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”) or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Fund and Share Class	Ticker Symbol
TOTAL RETURN FUND
Class A Shares	TRAFX
Class C Shares	TRCFX
Class I Institutional Shares
HIGH GRADE FUND
Class A Shares	PHGFX
Class I Institutional Shares
INCOME PLUS FUND
Class A Shares	IPLFX
Class C Shares	IPLXC
Class I Institutional Shares

Popular Asset Management LLC — Manager

Popular Securities, LLC — Distributor

The date of this Statement of Additional Information is May 9, 2022.

Appendix C	C-1

History of the Funds

Total Return Fund was incorporated under the laws of Puerto Rico on January 31, 2001 and commenced operations on March 27, 2001. Total Return Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

High Grade Fund was incorporated under the laws of Puerto Rico on August 13, 2002 and commenced operations on September 24, 2002. High Grade Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Income Plus Fund was incorporated under the laws of Puerto Rico on May 21, 2007 and commenced operations on June 27, 2007. Income Plus Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 5,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Investment Objectives and Policies

Each Fund has distinct investment objectives and policies. Please see each Fund’s Prospectus for more information about each Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

Each Fund is classified as non-diversified under the Investment Company Act.

In implementing each Fund’s investment strategy, from time to time, Popular Asset Management LLC, each Fund’s investment manager (the “Adviser”), may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in such Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.

The Funds are designed solely for Puerto Rico Investors (as defined in the Prospectus in the section entitled “Taxation”). The tax treatment of the Funds differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code). The Funds do intend to qualify as RICs and non-Puerto Rico Investors may suffer adverse consequences as a result.

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Investment Restrictions

Each Fund has adopted restrictions and policies relating to investment of the Fund’s assets and activities. Certain of the investment restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

SAI-1

1. Concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.

2. Borrow money, except as permitted under the Investment Company Act.

3. Issue senior securities to the extent such issuance would violate the Investment Company Act.

4. Purchase or hold real estate, except that each Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and each Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6. Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7. Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of each Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund’s industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when a Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment

SAI-2

Company Act. Short-term credits necessary for the settlement of securities transactions will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, a fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Description of Certain Investments, Investment Techniques and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that one or more of the Funds may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in each Fund’s Prospectus under “More Information About the Fund—Investment Strategies.”

Description of Certain Investments of the Funds

Asset-Backed Securities

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

SAI-3

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

The Fund may invest in certificates of deposit, time deposits and bankers’ acceptances issued by U.S. or Puerto Rico banks and in dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. branches of foreign banks. Certificates of deposit (“CDs”) are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time and normally can be traded in the secondary market prior to maturity. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Generally, a banker’s acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term, unsecured promissory notes issued by banks, municipalities, corporations and other entities to finance their short-term credit needs.

With respect to Total Return Fund, the commercial paper purchased by the Fund will consist only of U.S. dollar denominated direct obligations issued by Puerto Rico or U.S. entities or the U.S. or Puerto Rico subsidiaries of foreign entities.

The Funds may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody’s, or A-1 or A-2 by S&P, or F-1 or F-2 by Fitch. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

Convertible Securities (Total Return Fund)

The Fund may invest in convertible securities that are rated as investment grade or, if unrated, are deemed to be of comparable quality by the Fund’s Adviser. Investment grade securities rated in the lowest investment grade category are considered to have some speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Fund may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Credit Default Swaps (Income Plus Fund)

The Fund intends to enter into CDSs as long as the aggregate market value of the CDSs outstanding at any time does not exceed 10% of the Fund’s total assets. CDSs are an efficient way to provide Puerto Rico investors with exposure to the United States corporate debt market.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event, such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit, while the swap is outstanding. A seller of a CDS is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a CDS contract, however, would be required to pay an agreed-upon amount,

SAI-4

which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer. The Fund will act as a net seller of credit default risks and receive the periodic fees in exchange for taking the contingent credit risk. Although the Fund may act sometimes as a buyer of credit default risk for hedging or risk management purposes, the Fund’s aggregate exposure to the credit default market will be as a seller of credit default risk.

In accordance with United States generally accepted accounting principles, as currently in effect from time to time, the Fund will accrue the periodic fees on CDSs on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount will be recorded as realized gain/loss on CDSs on its Statement of Operations. Net unrealized gains will be recorded as an asset and net unrealized losses will be reported as a liability on the Statement of Assets and Liabilities. The change in value of the swaps is accrued daily and reported as unrealized gains or losses on the Statement of Operations. However, for purposes of dividend distributions the Fund’s periodic swap payments are included in net investment income. The International Swap and Derivatives Association (“ISDA”) has produced standardized documentation for these transactions under the umbrella of the ISDA Master Agreement.

CDSs may involve additional risks than if the Fund invested in the debt obligations of an issuer directly. CDS are subject to liquidity and counterparty risk in addition to credit risk of the underlying issuer. If there is a default by the counterparty to the CDS, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to implement strict procedures to control counterparty risks by entering into CDSs only with counterparties that meet certain standards of creditworthiness.

The Fund will generally seek to invest in CDSs involving an index or a basket of a broad number of issuers. Although the Fund may enter into any of the aforementioned CDSs, initially, the Fund intends to enter into CDSs based on the Dow Jones CDX Index for North America, known as the Dow Jones CDX.NA.IG Index (the “IG Index”), which has varying maturities ranging from one year to ten years. The IG Index is composed of 125 investment grade entities domiciled in North America, distributed among five sub-sectors. Each IG Index series will begin on September 20 (or the next business day in the event that September 20 is not a business day) and March 20 (or the next business day in the event that March 20 is not a business day) of each calendar year (each such date a “Roll Date”); provided that if a majority of index participants vote to change the Roll Date, the Roll Date shall be the day designated by such majority. The removal of names from a current IG Index and the determination of the IG Index will be administered by the administrator of the index based upon the rules and procedures of the index.

The Fund may also enter into CDSs based on subsets or tranches of an index or a basket of a broad number of issuers. A CDS tranche provides exposure to the risk of a particular amount of loss on a portfolio of companies. In the IG Index, there are currently six tranches. The 0-3% tranche, known as the equity tranche, absorbs the first 3% of losses on the index due to credit events. The 3-7% tranche, known as a mezzanine tranche, incurs the following 4% of losses on the index. Further losses are absorbed by the 7-10%, 10-15%, 15-30% and 30-100% tranches. In addition to selling credit protection by investing in CDSs of indices, basket of companies or tranches, the Fund may buy credit protection on single name Credit Default Swaps as a means to manage risk.

The liquidity risks associated with CDSs are reduced by entering into contracts involving a well-known index such as the IG Index. There is a very large and liquid market for CDSs based on indices with most major brokerage houses trading this or similar instruments.

Debt Securities

The Fund may invest in debt securities (i.e., debt instruments issued by corporations, banks and other entities) with maturities exceeding 270 days. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of Puerto Rico or U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

Floating and Variable Rate Obligations

The Fund may also purchase certain types of floating and variable rate securities. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be

SAI-5

demanded. The interest payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These obligations frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay, at its discretion, principal plus accrued interest, in each case after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate securities held by the Fund.

Indexed Securities

The Fund may invest in securities on which the rate of interest varies directly with interest rates on other securities or an index. Such investments may have increased volatility and a potential leveraging effect. The market value of an indexed security will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in market interest rates.

Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component’s rate increases and increase as the auction component’s rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Forward Commitments

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund either (1) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid Securities (High Grade; Income Plus Fund)

There is no limitation in the Fund’s ability to purchase or otherwise acquire illiquid securities (that is, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale).

However, the Income Plus Fund does not intend to invest in illiquid securities other than Puerto Rico illiquid securities. Over-the-counter (“OTC”) options and their underlying collateral are currently considered to be illiquid investments. The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written. The assets used as cover for OTC options written will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Mortgage-backed Securities

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the investment adviser believes may assist the Fund in achieving its investment objective.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount

SAI-6

often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

With respect to each Fund, only mortgage-backed securities issued by financial institutions operating in Puerto Rico, which securities represent pools of mortgages executed on properties located in Puerto Rico will constitute Puerto Rico Assets (as defined and used in the Fund’s prospectus). Such mortgage-backed securities may be issued or guaranteed by one of the agencies described below, or may have the features discussed below. Not all of the types of securities described below are available in Puerto Rico.

Specified Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities constituting derivative instruments such as interest-only obligations (“IOs”), principal-only obligations (“POs” and, together with IOs, other than IOs and POs that are planned amortization class bonds, “PAC Bonds”), or inverse floating rate obligations or other types of mortgage-backed securities that may be developed in the future and that are determined by the Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies.

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Adviser believes that investments in POs may facilitate its ability to manage the price sensitivity of the Fund to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Adviser believes that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objective and policies.

The yields on Specified Mortgage-Backed Securities may be more sensitive to changes in interest rates than Puerto Rico GNMA, Fannie Mae or Freddie Mac Mortgage-Backed Securities. While the Advisers will seek to limit the impact of these factors on the Fund, no assurance can be given that they will achieve this result.

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC obligations are not backed by the full faith

SAI-7

and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities’ right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities. These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations

CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a “tranche,” is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments of the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities of final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs

A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Risk Factors. Due to the possibility of prepayment of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

With respect to Income Plus Fund, REMICs are not available in Puerto Rico and do not qualify as Puerto Rico Assets.

Mortgage Dollar Roll Transactions

In order to enhance current income, the Fund may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the

SAI-8

account to ensure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by the Fund.

Municipal Bonds, Industrial Development Bonds and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain Funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue bonds are payable only from the revenues derived from a particular source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public corporations. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public corporations to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

The Fund does not presently intend to concentrate their investments, e.g., invest a relatively high percentage of their assets in debt obligations issued or guaranteed by the Commonwealth of Puerto Rico and/or its political subdivisions, agencies, public corporations or instrumentalities (such as revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. That limitation may in the future be changed by a Fund’s Board of Directors. Any future determination to allow concentration of a Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences.

Municipal Lease Obligations

Municipal lease obligations are government securities that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by municipalities and public corporations to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely repayment of principal and payment of interest, even in the event of a failure by the municipality to appropriate sufficient Funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Participation Interests

The Fund may invest in participation interests in fixed and variable rate securities. A participation interest gives the Fund an undivided interest in a security or asset owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying security or asset, or to maintain the Fund’s portfolio in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

SAI-9

Preferred Stock

The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth in value may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. High Grade and Income Plus Fund will not invest in preferred stock convertible into shares of common stock.

Puerto Rico Government Obligations

The Fund may invest in securities issued or guaranteed by the Commonwealth of Puerto Rico or its agencies and instrumentalities. Such securities include Puerto Rico government securities, such as bills, notes, bonds and certificates of indebtedness, which differ in their interest rates, maturities and times of issuance, and issues of Puerto Rico agencies and instrumentalities established under the authority of an act of the Puerto Rico Legislature. These securities may bear fixed, floating or variable rates of interest, subject to the limitations established in the investment guidelines for the Fund. See “Floating and Variable Rate Obligations” herein. While the Commonwealth of Puerto Rico may provide financial support to some Puerto Rico agencies or instrumentalities, no assurance can be given that it will always do so, since it is not always so obligated by law.

Income Plus Fund will invest in such securities only when such securities meet the rating requirements established under the guidelines adopted by the Board (defined below) and when the investment adviser deems such investment to be consistent with the Fund’s investment objective and policies.

Real Estate Investment Trust (“REITs”) (Total Return Fund)

REITs are entities that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with the regulatory requirement that it distribute to its shareholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Repurchase Agreements

The Total Return Fund and the High Grade Fund intend to, and the Income Plus Fund may, invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (as described below) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Such original seller may be (a) a broker-dealer or other financial institution or (b) a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. With respect to Total Return Fund, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements (High Grade Fund; Income Plus Fund)

The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities to a counterparty, coupled with an agreement to repurchase them from the counterparty at a specific date and price. The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to

SAI-10

repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

U.S. Government Securities

The Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements or reverse repurchase agreements, as applicable, secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

When-Issued and Delayed Delivery Transactions (High Grade; Income Plus Fund)

The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the investment adviser anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Fund’s custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a weekly basis to the amount of the Fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Zero Coupon Obligations

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have a greater price volatility than similar securities that are issued at par and pay interest periodically.

Certain Investment Techniques Used by the Funds

A Fund may utilize investment techniques described below.

Stock Index Options (Total Return Fund)

The Fund may purchase and write put and call options on stock indices listed on U.S. securities exchanges for the purpose of hedging against risks of market-wide price movements affecting the equity portion of its portfolio. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected.

SAI-11

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the applicable investment adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

When the Fund writes an option on a stock index, it will establish a segregated account with the Fund’s custodian, with which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option, and will maintain such account while the option is open.

The Fund will engage in stock index options transactions only when determined by the Adviser to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Futures, Forwards and Hedging Transactions

The Fund may use a variety of financial instruments (“Derivative Instruments”), including options on securities, financial futures contracts (sometimes referred to as “futures” or “futures contracts”), options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge the Fund’s investment portfolio. In addition to hedging, the Fund may also invest in Derivative Instruments for income enhancement purposes, including enhancing portfolio returns and reducing borrowings costs. The investment in Derivative Instruments for income enhancement purposes subjects the Fund to substantial risk of losses that may not be offset by gains on other portfolio assets.

Cover for Hedging Strategies

Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or swap agreements or (2) cash and other liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with applicable regulatory guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise set aside cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Options and Futures Trading

The Fund may engage in certain options (including options on securities, equity and debt indices, and futures strategies) in order to hedge its investments as well as for income enhancement purposes. There is no limit on the amount of these transactions that may be entered into for bona fide hedging purposes. For non-hedging purposes, the Fund may enter into such transactions if, immediately after the transactions, the sum of the initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on such transactions. Certain special characteristics of and risks with these strategies are discussed below.

Characteristics and Risks of Options Trading

The Fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the Fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same-series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write a call or put option of the same series. This is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract and the market value of the option.

SAI-12

In considering the use of options to hedge, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Fund’s investment adviser to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

Writing Covered Options

The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. By writing a put, the Fund may be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any profit on the sale in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related

SAI-13

transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase.

Options

The Fund is authorized to engage in transactions in options. The Fund may purchase or write put and call options on bond indices to hedge against the risk of market wide bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in bond index options based on a broad market index or based on a narrow index representing an industry or market segment.

The Fund also has authority to purchase and write call and put options on bond indices. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investment) in which the Fund enters into futures transactions. Similarly, the Fund may purchase call options to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Swaps and Interest Rate Protection Transactions

The Fund may enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund will engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively manage the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The Fund may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute debt securities and, accordingly, will not treat them as being subject to its borrowing restrictions.

The Fund will enter into such transactions only with banks and recognized securities dealers believed by the investment adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SAI-14

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Guidelines, Characteristics and Risks of Futures Trading

Although futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it buys and sells futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted weekly to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that the Fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures position increases so that the Fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund.

Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirement in the futures market is less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or security price trends by the investment adviser may still not result in a successful transaction.

Options on Future Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

SAI-15

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Combined Transactions

The Fund may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of its investment adviser, it is in the best interests of the Fund to do so. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on the judgment of the investment adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Information on Directors and Executive Officers

Overall responsibility for management and supervision of each Fund rests with each Fund’s Board of Directors (each, a “Board” and together, the “Boards”). Each Board consists of four individuals (each, a “Director”) and the same individuals serve on the Board of each Fund. The Directors approve the terms and conditions of all significant agreements between each Fund and the companies that furnish services to the Fund, including agreements with the Adviser, the Administrator, the Distributor, the Custodian (as defined herein) and the Transfer Agent (as defined herein) of each Fund. The day-to-day operations of each Fund are delegated to the Fund’s Administrator.

All transactions and agreements between each Fund and its affiliates are subject to the approval of the independent directors of the Fund’s Board.

Leadership Structure and Oversight Responsibilities of the Boards

Each Board is responsible for overseeing the Adviser’s management and operations of the Fund pursuant to the Advisory Agreement (as defined below). Directors also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Fund;

•	monitor the quality of the advisory services provided by the Adviser;

•	review annually the fees paid to the Adviser for its services;

•	monitor potential conflicts of interest between the Fund and the Adviser;

•	monitor distribution activities, custody of assets and the valuation of securities; and

•	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Chairman of each Board is an interested person of the Fund as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser. The remaining Directors and their immediate family members have no affiliation or business connection with the Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Fund’s principal underwriter.

The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee of each Fund, Enrique Vila de Corral, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. Each Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and

SAI-16

independent judgment over matters under its purview, allocates responsibility to the Audit Committee in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. Each Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Risk Oversight by the Boards

As mentioned above, each Board oversees the management of the respective Fund and meets at least quarterly with management of the Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described below, the Total Return Fund’s Audit Committee assists the Total Return Fund’s Board in overseeing the work of the independent auditors and each of the High Grade Fund’s and Income Plus Fund’s Audit Committee assists such Fund’s Board in overseeing the work of the independent registered public accountants. Each Board receives reports from the Audit Committee regarding the Audit Committee’s area of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, each Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. The Funds’ Chief Compliance Officer (“CCO”) reports to the Boards at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides annual reports to the Boards in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Directors. The CCO updates the Boards on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Boards regarding any problems associated with the Funds’ compliance policies and procedures that could expose the Funds to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards.

Each Board has one (1) standing Committee: an Audit Committee. The Chairman of the Audit Committee is an Independent Director.

The role of the Chairman of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings. The Chairman of the Audit Committee performs a similar role with respect to the Audit Committee. The Chairman of the Boards or the Chairman of the Audit Committee may also perform such other functions as may be delegated by the Boards or the Audit Committee from time to time. The Boards have regular meetings four times a year, and may hold special meetings if required before their next regular meeting. The Audit Committee meets regularly to conduct the oversight functions delegated to the Audit Committee by its Board and reports its findings to the Board. Each Board and each standing Audit Committee conducts annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate responsibility to the Audit Committee and the full Board to enhance effective oversight.

The Board of each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the Investment Company Act, Puerto Rico law, state law, other applicable laws, the Funds’ charters, and each Fund’s investment objective and strategies. Each Board reviews, on an ongoing basis, its Fund’s performance, operations and investment strategies and techniques. Each Board also conducts reviews of the Adviser and its role in running the operations of each Fund.

Audit Committee. The members of the Audit Committee of each Fund (each, an “Audit Committee”) are Enrique Vila del Corral, Jorge Vallejo and Carlos Perez, all of whom are Independent Directors. The principal responsibilities of each Audit Committee are to approve, and recommend to its full Board for approval, the selection, retention, termination and compensation of the Total Return Fund’s independent auditors and the High Grade Fund and Income Plus Fund’s independent registered public accountants and to oversee the work of the independent auditors and independent registered public accountants. The Audit Committee met one (1) time during each Fund’s most recent fiscal year.

SAI-17

Biographical Information of Directors and Officers

Certain biographical and other information relating to the Directors of the Funds is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Popular complex (the “Popular Family of Funds”) and any currently held public company and other investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years	Number of Investment Portfolios in the Popular Family of Funds Overseen	Public Company and Other Investment Company Directorships Held by Director During the Past Five Years
Interested Directors
Juan O. Guerrero Preston(1)(2) Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918 (1954)	Chairman of the Board and President (since 2012) and Director (since 2001)	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc. President of the Securities Industry Association in 2004; Director of SER de Puerto Rico since December 2010; and Director of Puerto Rico Baseball Academy and High School until December 2016.	3	None
Independent Directors
Enrique Vila del Corral Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director (since 2001)	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	3	None
Jorge Vallejo Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director (since 2001)	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	3	None
Carlos Pérez Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director (since 2001)	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	3	None

(1) Affiliated person of the Adviser.

(2) Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.

SAI-18

Certain biographical and other information relating to the executive officers of the Funds who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years
Manuel Rodriguez-Boissen, Esq.(1) (1977)	Secretary (since 2018)

Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.

Jose González(1)(2) (1978)	Treasurer (since 2018)

Mr. González has been in charge of Banco Popular’s Mutual Funds’ Administration Division since 2014 and of Popular’s Fiduciary Services Operations since 2019. Mr. González has also been a Vice President of Banco Popular since 2014. Prior to joining Banco Popular, Mr. González was a Vice President, Treasurer and Fund Administration and Operations Manager for Santander Asset Management’s First Puerto Rico Family of Funds. He also served as Vice President, Operations Manager and Trust Officer of Banco Santander from 2004 to 2008.

(1) Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

(2) Affiliated person of the Adviser.

The Board of each Fund has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of such Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent auditors in the case of the Total Return Fund and the independent registered public accountants in the case of the High Grade Fund and the Income Plus Fund, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Popular Family of Funds (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Based on the brief discussion of the specific experience, qualifications, attributes or skills of each Director set forth above, the Boards have concluded that he or she should serve (or continue to serve) as a Director.

Share Ownership

Information relating to each Director’s share ownership in each Fund and in all registered investment companies advised or co-advised by the Adviser that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2021 is set forth in the chart below.

Name	Dollar Range of Equity Securities in Total Return Fund	Dollar Range of Equity Securities in High Grade Fund	Dollar Range of Equity Securities in Income Plus Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Directors:
Enrique Vila del Corral	None	None	None	None
Carlos Perez	$1 – $10,000	None	None	$1 – $10,000

Jorge Vallejo	None	None	None	None

SAI-19

Interested Directors:
Juan O. Guerrero Preston	$1 – $10,000	$50,001 – $100,000	None	$50,001 – $100,000

As of January 27, 2022, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of each Fund’s Adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Directors

No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from a Fund for serving as an officer or director of the Fund. Each Fund will pay each director who is not an officer, director or employee of the Adviser or an affiliate thereof a fee of $1,000 per meeting attended, together with such director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the aggregate compensation paid by the Total Return Fund to its non-affiliated directors for the fiscal year ended March 31, 2021 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2021. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non- Affiliated Director	Aggregate Compensation from Total Return Fund	Total Compensation from all Funds Advised or Co- Advised by Adviser
Enrique Vila del Corral	$5,730.00	$110,250.00
Carlos Perez	$5,730.00	$28,500.00
Jorge Vallejo	$5,730.00	$103,700.00

The following table sets forth the aggregate compensation paid by each of the High Grade Fund and Income Plus Fund to its non-affiliated directors for the fiscal year ended June 30, 2021 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2021. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non- Affiliated Director	Aggregate Compensation from High Grade Fund	Aggregate Compensation from Income Plus Fund	Total Compensation from all Funds Advised or Co-Advised by Adviser
Enrique Vila del Corral	$6,680.00	$6,680.00	$110,250.00
Carlos Perez	$6,380.00	$6,380.00	$28,500.00
Jorge Vallejo	$6,680.00	$6,680.00	$103,700.00

Indemnification of Directors

Each Fund has obtained directors’ and officers’ liability insurance for its directors and officers. Each Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. Each Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Control Persons and Principal Holders of Securities

To the knowledge of each Fund, the following entities owned of record or beneficially 5% or more of a class of the Fund’s shares as of January 21, 2022:

Total Return Fund

SAI-20

Share Class	Owner	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith	12.56%

Class A	National Financial Services LLC	61.46%

Class A	Pershing LLC	24.80%

Class C	National Financial Services LLC	12.41%

Class C	Pershing LLC	86.77%

High Grade Fund

Share Class	Owner	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith	12.36%

Class A	National Financial Services LLC	48.48%

Class A	Pershing LLC	33.48%

Income Plus Fund

Share Class	Owner	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith	9.02%

Class A	National Financial Services LLC	64.20%

Class A	Pershing LLC	21.74%

Class C	National Financial Services	30.03%

Class C	Pershing LLC	67.36%

Management, Advisory and Other Service Arrangements

Investment Advisory Agreement

Popular Asset Management LLC, a wholly-owned subsidiary of Popular, Inc., acts as the investment adviser of the Funds pursuant to an investment advisory agreement with each Fund (each, an “Advisory Agreement”). Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding each Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of October 31, 2021, managed or co-managed approximately $794 million in assets. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

Unless earlier terminated as described below, the investment advisory agreement between each Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter

SAI-21

if approved annually (1) by the Board of a Fund or by a majority of the outstanding voting securities of such Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The High Grade Fund and Income Plus Fund compensates the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily total assets, which includes leverage. The Total Return Fund compensates the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily net assets. “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund. For the first year following registration of the Funds under the 1940 Act, the Adviser has voluntarily agreed to waive 0.25% of the investment advisory fee for each Fund.

The following tables show the investment advisory fees paid to the Adviser and the amounts waived and/or reimbursed by the Adviser with respect to each Fund for the periods indicated:

Total Return Fund

Fees Paid to the Adviser for the Fiscal Year Ended March 31,			Fees Waived by the Adviser for the Fiscal Year Ended March 31,			Fees Reimbursed by the Adviser for the Fiscal Year Ended March 31,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$373,298.00	$354,312.00	$335.186.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

High Grade Fund

Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June 30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$631,235.00	$702,573.00	$853,092.00	$63,123.00	$70,254.00	$85,308.00	$0.00	$0.00	$0.00

Income Plus Fund

Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June 30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019
$316,813.00	$319,913.00	$361,693.00	$23,838.00	$0.00	$0.00	$0.00	$0.00	$0.00

Information Regarding the Portfolio Managers

The following tables set forth information about the funds and accounts other than the Total Return Fund for which the individuals named as portfolio managers in the Fund’s Prospectus (the “Portfolio Managers”) are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $593 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106 million	0 $0

SAI-22

Antonio Rondán, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	0 $0	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $19 million	0 $0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $593 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $87 million	0 $0

The following tables set forth information about the funds and accounts other than the High Grade Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $581 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106 million	0 $0

SAI-23

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $581 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $87 million	0 $0

The following tables set forth information about the funds and accounts other than the Income Plus Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $634 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	4 $106 million	0 $0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	9 $634 million	0 $0
Other Pooled Investment Vehicles	0 $0	0 $0
Other Accounts	2 $87 million	0 $0

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Managers’ compensation as of December 31, 2021 with respect to each Fund.

SAI-24

Portfolio Managers are compensated with a competitive base salary, benefits and an incentive bonus based on performance. The incentive pay is based on objective relative performance, specific portfolio results are compared to specific benchmark parameters. Benchmarks are selected depending on mandated requirements and asset class.

Portfolio Manager Beneficial Holdings

The following tables set forth the dollar range of securities beneficially owned by each portfolio manager in the applicable Fund as of December 31, 2021:

Total Return Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Total Return Fund
Javier Rubio, CFA	$50,001 - $100,000
Antonio Rondán, CFA	None
Cristina Cañellas, CFA	None

High Grade Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the High Grade Fund
Javier Rubio, CFA	$10,001 - $50,000
Cristina Cañellas, CFA	None

Income Plus Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Income Plus Fund
Javier Rubio, CFA	None
Cristina Cañellas, CFA	None

Portfolio Manager Potential Material Conflicts of Interest

The Portfolio Managers’ management of the Fund and other accounts could result in conflicts of interest if the Funds and other accounts have different objectives, benchmarks and fees. In addition, the Portfolio Managers allocate their time and investment expertise across multiple accounts, including the Funds. The Adviser manages such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or portfolio, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Adviser employs allocation methods intended to provide fair and equitable treatment to all accounts over time. The Adviser may execute orders for the same security for both the Fund and other accounts. With respect to such orders, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution for the transaction. The Adviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Portfolio Managers. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. In such

SAI-25

event, such transactions will be allocated among the clients of the Adviser in a manner believed by the Adviser to be equitable to each client. The investment results for a Fund may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund. The Adviser will not determine allocations based on whether it receives a performance-based fee from a particular client.

In some cases, a conflict may also arise where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

Administration Agreement

ALPS Fund Services, Inc. (in its capacity as administrator of each Fund, the “Administrator”) manages the day to day operations of each Fund pursuant to an Administration Agreement.

Pursuant to the Administration Agreement for each Fund, the Administrator furnishes each Fund with bookkeeping, accounting and administrative services. It provides a variety of administrative and shareholder services directly or through agents. These administrative services include, among other things, providing facilities and personnel to the Fund in the performance of certain services, including the determination of the market value of the Fund’s assets, as applicable, and of the net asset value per share of each class of Shares of the Fund, maintaining and preserving the books and records of the Fund, assisting in the preparation and filing of the Fund’s income tax returns, payment of the Fund’s expenses, assisting in the preparation and coordination of printing and dissemination of reports and other communications to shareholders and providing local regulatory compliance services. The Administrator is also charged with providing the Fund with information as reasonably requested thereby to prepare any reports and filings required under applicable federal law.

Each Fund’s Administration Agreement provides for monthly compensation of the Administrator at the annual rate of 0.06% of the Fund’s average daily total assets, which includes leverage.

The following tables show the fees paid by each Fund to the Administrator under each Fund’s Administration Agreement and the amounts waived and/or reimbursed by the Administrator with respect to each Fund for the periods indicated:

Total Return Fund

Fees Paid to the Administrator for the Fiscal Year Ended March 31,			Fees Waived by the Administrator for the Fiscal Year Ended March 31,			Fees Reimbursed by the Administrator for the Fiscal Year Ended March 31,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$74,659.00	$70,862.00	$67,037.00	N/A	$0.00	$0.00	$0.00	$0.00	$0.00

High-Grade Fund

Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019

$189,371.00	$210,770.00	$255,928.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Income Plus Fund

Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
2021	2020	2019	2021	2020	2019	2021	2020	2019
$95,044.00	$95,974.00	$108,507.00	$7,151.00	$0.00	$0.00	$0.00	$0.00	$0.00

Auditing Services

PricewaterhouseCoopers, LLP (the “Independent Auditors” or “Independent Registered Public Accountants”), with offices located at 304 Ponce de Leon Avenue, Suite 800, San Juan, Puerto Rico, has been selected as the Total Return Fund’s

SAI-26

independent auditor and the High Grade Fund and Income Plus Fund’s independent registered public accountants. PricewaterhouseCoopers, LLP is responsible for auditing the financial statements of each Fund.

The tables below show the amounts paid by each Fund to the Auditor for auditing services for the periods indicated:

	Fees Paid to the Auditor For the Fiscal Year Ended March 31,
	2021	2020	2019
Total Return Fund	$22,395.00	$22,395.00	$21,848.00

	Fees Paid to the Auditor For the Fiscal Year Ended June 30,
	2021	2020	2019
Fixed-Income Fund	$66,000.00	$38,391.00	$37,454.00
Income Plus Fund	$66,000.00	$38,391.00	$37,454.00

Custodian

The Funds’ securities and cash will be held under a Global Custody Agreement with JP Morgan Chase Bank, N.A., (when acting in such capacity, the “Custodian”). The Custodian is authorized under the Custodian Agreement to appoint sub-custodians or other agents and to delegate to such sub-custodians or other agents any of its obligations under the Custodian Agreement. The Custodian will not receive a separate fee or additional compensation for acting as custodian of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing custodial services to the Funds.

Transfer Agent and Dividend Disbursing Agent

Pursuant to the terms of a Services Agreement (the “Transfer Agent Agreement”), ALPS Fund Services, Inc., in its capacity as transfer agent for the Funds (the “Transfer Agent”), is responsible for maintaining a register of the Shares of the Funds for shareholders of record, the opening and maintenance of shareholder accounts and the processing of dividend and distribution payments from the Funds. Share certificates are not issued, unless specifically requested by shareholders. The Transfer Agent will maintain a share account for each master account and any other shareholder of record. Confirmations of each purchase or redemption and of reinvested dividend payments are sent to master account holders and any other shareholders of record each month. The Transfer Agent is authorized under the Transfer Agent Agreement to appoint sub-transfer agents or other agents and to delegate to any of such agents its obligations under the Transfer Agent Agreement. The Transfer Agent will not receive a separate fee or additional compensation for acting as transfer agent of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing transfer agency services to the Funds.

Distributor

The Distributor acts as distributor of the Shares under a distribution agreement with each Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Shares. Shares are continuously offered.

Each Fund has agreed to pay a distribution fee to the Distributor pursuant to a Common Stock Distribution Plan adopted by each Fund.

Under its Distribution Plan, Total Return Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, High Grade Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Class A Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

SAI-27

Under its Distribution Plan, Income Plus Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.24% of the average daily net assets of Class A Shares and 1.00% for the Class C Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Potential Conflicts of Interest” in each Fund’s Prospectus.

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to affiliates of the Adviser (“Affiliates”) for the periods stated.

Total Return Fund

	Investor A Shares
For the Fiscal Year Ended March 31,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$36,990.00	$36,990.00	$0.00	$0.00
2020	$39,054.00	$39,054.00	$0.00	$0.00
2019	$32,705.00	$32,705.00	$0.00	$0.00

	Investor C Shares
For the Fiscal Year Ended March 31,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2021	$0.00	$0.00
2020	$0.00	$0.00
2019	$2,255.00	$0.00

High Grade Fund

	Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$8,690.00	$8,690.00	$0.00	$0.00
2020	$239.00	$239.00	$0.00	$0.00
2019	$247.00	$247.00	$0.00	$0.00

Income Plus Fund

	Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$1,532.00	$1,532.00	$0.00	$0.00
2020	$0.00	$0.00	$0.00	$0.00
2019	$7.00	$7.00	$0.00	$0.00

	Investor C Shares
For the Fiscal Year Ended June 30,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2021	$0.00	$0.00

SAI-28

2020	$0.00	$0.00
2019	$0.00	$0.00

The table below provides information about the 12b-1 fees paid to the Distributor by the Total Return Fund under such Fund’s 12b-1 plans for the fiscal year ended March 31, 2021. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.

Class Name	Paid to the Distributor by the Total Return Fund

Investor A Shares	$95,792.00
Investor C Shares	$21,970.00

The table below provides information about the 12b-1 fees paid to the Distributor by the High Grade Fund and the Income Plus Fund under each Fund’s 12b-1 plans for the fiscal year ended June 30, 2021. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.

Class Name	Paid to the Distributor by the High Grade Fund	Paid to the Distributor by the Income Plus Fund

Investor A Shares	$95,348.00	$31,544.00
Investor C Shares	$0.00	$68,131.00

The following table sets forth commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund’s most recent fiscal year:

Total Return Fund

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Popular Securities LLC	$16,277	$0	$36,990	$128,941

(1) Other compensation was paid for distribution and client services.

High Grade Fund

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Popular Securities LLC	$3,777	$0	$8,690	$98,663

(1) Other compensation was paid for distribution and client services.

Income Plus Fund

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Popular Securities LLC	$0	$0	$1,532	$128,122

(1) Other compensation was paid for distribution and client services.

SAI-29

Pricing of Shares

Computation of Offering Price Per Share

An illustration of the computation of the public offering price of the Class A Shares of the Total Return Fund based on the value of the Fund’s Class A Shares’ net assets and the number of Class A Shares outstanding on September 30, 2021, is set forth below.

Computation of Offering Price Per Share:	Total Return Fund
Net Assets	$77,543,454
Number of Shares Outstanding	2,884,359
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$26.88
Sales Charge (3.50% of offering price; 3.63% of net asset value per share)	$0.97

Offering Price	$27.85

An illustration of the computation of the public offering price of the Class A Shares of each of High Grade Fund and Income Plus Fund based on the value of each Fund’s Class A Shares’ net assets and the number of Class A Shares outstanding on June 30, 2021, is set forth below.

Computation of Offering Price Per Share:	High Grade Fund
Net Assets	$91,195,109
Number of Shares Outstanding	14,987,362
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$6.08
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.15

Offering Price	$6.24

Computation of Offering Price Per Share:	Income Plus Fund
Net Assets	$22,676,668
Number of Shares Outstanding	5,688,920
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$3.99
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.10

Offering Price	$4.09

The offering price for each Fund’s other share classes is equal to the share class’ net asset value computed as set forth above for Class A Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption.

For more information about the valuation of the Funds’ Shares, see “Valuation of Shares” in each Fund’s Prospectus.

Portfolio Transactions and Brokerage

Total Return Fund

Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.

SAI-30

The Adviser arranges for the purchase and sale of the Fund’s securities and selects broker-dealers (including Popular Securities, Inc. (“Popular Securities”), a broker-dealer affiliated with the Adviser), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliated broker-dealers such as Popular Securities, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration and subject to procedures adopted by the Board, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis. The Fund may also deal with Popular Securities in any transaction in which it acts as principal. Securities transactions involving Popular Securities or another broker-dealer affiliated with the Adviser, whether on an agency or principal basis, will be subject to procedures adopted by the Board, which procedures include the review of such transactions by the Board, including the independent directors thereof.

High Grade Fund

Subject to policies established by the Board of Directors of the Fund, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances after the Fund’s portfolio is invested in accordance with its investment objective, should be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the daily average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. Early redemptions or prepayments on securities held by the Fund are also excluded from the calculation of the portfolio turnover rate.

Income Plus Fund

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser

SAI-31

generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the investment adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

Brokerage Commissions

Information about the brokerage commissions paid by each Fund to Popular Securities, an affiliate of the Adviser, for the last three fiscal years is set forth in the following tables:

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended March 31,			Commissions Paid to Affiliates for the Fiscal Year Ended March 31,
	2021	2020	2019	2021	2020	2019

Total Return Fund	$1,146	$2,395	$862	$0	$0	$0

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended June 30,			Commissions Paid to Affiliates for the Fiscal Year Ended June 30,
	2021	2020	2019	2021	2020	2019

High Grade Fund	$408	$8,160	$19,380	$0	$0	$0
Income Plus Fund	$0	$1,020	$6,120	$0	$0	$0

With respect to each Fund, during the most recent fiscal year, Popular Securities received 0% of the aggregate brokerage commissions paid by the Fund.

The following table shows the dollar amount of brokerage commissions paid by each Fund to brokers for providing Section 28(e) research/brokerage services under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the approximate dollar amount of the transactions involved for the stated periods. The provision of Section 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

Fund	Amount of Commissions Paid to Brokers For Providing 28(e) Eligible Services	Amount of Brokerage Transactions Involved
Total Return Fund(1)	$0	$0
High Grade Fund(2)	$0	$0
Income Plus Fund(2)	$0	$0

    (1) Amounts provided for the fiscal year ended March 31, 2021.

    (2) Amounts provided for the fiscal year ended June 30, 2021.

SAI-32

As of March 31, 2021, Total Return Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) whose securities were purchased during the fiscal year ended March 31, 2021.

As of June 30, 2021, neither High Grade Fund nor Income Plus Fund held any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) whose securities were purchased during the fiscal year ended June 30, 2021.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Taxation

The following discussion summarizes the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”); Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD-19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts“) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that are either not engaged in trade or business in Puerto Rico (“Foreign Corporations”) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations”), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to

SAI-33

special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

The statements that follow are based on the existing provisions of such statutes, regulations and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund are not subject to municipal license taxes; provided that, they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD 19-04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of Shares will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate; except that, if the alternative basic tax is applicable the rate would be a maximum of 24%. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations, will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held

SAI-34

by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors, to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

By purchasing Shares, Qualifying Investors and Resident Foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).

Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation.

Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of Shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in

SAI-35

non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

To ensure that the Qualifying Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees

SAI-36

to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

United States Taxation of Qualifying Investors

Dividends. Under Sections 933 and 937 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico and is not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual; provided, that, they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted, that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject

SAI-37

to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Qualifying Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign investment company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

United States Taxation of U.S. Investors

SAI-38

Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a Shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.

Proxy Voting Policies

With respect to each Fund, the Board has adopted policies and procedures (the “Proxy Voting Policy”) governing proxy voting by accounts managed by the Adviser, including the Fund.

Copies of the Proxy Voting Policy for the Funds are attached as Appendix A.

Information with respect to how proxies relating to each Fund’s portfolio securities were voted during the most recent 12-month period ended June 30, 2021 will be available: (i) without charge, upon request, by calling (787) 754-4488 or through the Funds’ website at www.popularfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policies and Procedures

The Boards of the Funds have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Fund’s portfolio holdings (“Portfolio Holdings”). These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Boards.

In order to protect the Funds from any trading practices or other use by certain parties (a “Third Party”) that could harm the Funds, Portfolio Holdings and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Boards will periodically review the list of entities that have received, other than through public channels, information regarding the Funds’ Portfolio Holdings, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of the current portfolio holding policy.

Only the Adviser’s chief compliance officer or general counsel (or persons designated by the Adviser’s general counsel or chief compliance officer), may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if the Adviser’s chief compliance officer or general counsel, or an officer of a Fund in consultation with the Adviser’s chief compliance officer or general counsel, determines that the disclosure is being made for a legitimate business purpose. Such disclosures must be documented and reported to the Fund’s Board on a quarterly basis. In all cases, Third Parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential information regarding the Fund’s Portfolio Holdings received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Fund nor its service providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of information relating to the Fund’s Portfolio Holdings.

Disclosure of Portfolio Holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to relevant service providers (“Service Providers”). In addition, to the extent permitted under applicable law, the Adviser may regularly distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Funds’ relevant Service Providers and facilitate the review of the Funds by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”), provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As

SAI-39

noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, a Fund’s Adviser’s chief compliance officer or general counsel (or persons designated by the adviser’s general counsel or chief compliance officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent auditors, independent registered public accountants or legal counsel.

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Full portfolio holdings will be made available to the public and Third Parties for the most recent month-end period and only after a 30 calendar day delay from the end of the month. Full portfolio holdings will be provided via Form N-CSR on the close of the fiscal year or half-year and via Form N-PORT as of the end of the Month.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

◾	disclosures that are required by law;

◾	disclosures necessary for Service Providers to perform services to the Fund;

◾	disclosure necessary for Rating Agencies to assess applicable fund ratings;

◾	disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

◾	disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; and

◾

any portfolio holdings that pre-date portfolio holdings that have been publicly disclosed (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

Financial Statements

A copy of Total Return Fund’s Annual Report for the fiscal year ended March 31, 2021 and its Semi-Annual Report for the Six-Month period ended September 30, 2021, may be obtained at no charge by calling (787) 754-4488 between 8:00 a.m. and 5:00 p.m. Atlantic standard time on any business day. The audited financial statements (audited in accordance with the AICPA, but not the PCAOB) and the Independent Auditors’ report for Total Return Fund are included in Appendix C hereto. The unaudited financial statements for the period ended September 30, 2021 in the Total Return Fund’s Semi-Annual report are incorporated by reference herein.

A copy of each of High Grade Fund’s and Income Plus Fund’s Annual Report for the fiscal year ended June 30, 2021, and their respective Semi-Annual Reports for the Six-Month Period ended December 31, 2021, may be obtained at no charge by calling (787) 754-4488 between 8:00 a.m. and 5:00 p.m. Atlantic Standard Time on any business day.

SAI-40

Additional Information

Counsel. Pietrantoni Mendez & Alvarez LLC, located at Popular Center, 19th Floor, 208 Ponce de León, San Juan, 00918, Puerto Rico, serves as Puerto Rico counsel to the Funds.

Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as U.S. counsel to the Funds.

Shareholder Communication to the Board of Directors. The Boards have established a process for shareholders to communicate with the Boards. Shareholders may contact the Boards by mail. Correspondence should be addressed to the Secretary of the Board at Popular Center, 19th Floor, 208 Ponce de Leon Avenue, San Juan, Puerto Rico 00918. Shareholder communication to the Board of Directors should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board of Directors.

Codes of Ethics. Each Fund, the Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of each Fund, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

SAI-41

Appendix A

Proxy Voting Policy

Popular Family of Funds

Proxy Voting Policies and Procedures

Popular Family of Funds (the “Fund”) has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, each Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

1.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

a)	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

b)

to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

A-1

Appendix B

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529- specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A Shares available at Merrill Lynch

•	Death or disability of the Shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A Shares and Class C Shares only)

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

B-1

•	Breakpoints as described in this prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

B-2

Appendix C

Total Return Fund Financial Statements

Dear shareholders:

We are pleased to present you with the annual report of the Popular Total Return Fund, Inc. (the “Fund”) for the fiscal year ended on March 31, 2021.

The Fund’s primary investment objective of long-term capital growth is achieved by investing most of its assets in US Large Cap equity securities. To satisfy its secondary investment objective of providing current income, the Fund allocates approximately 20% of its assets to fixed-income instruments. Furthermore, the Fund seeks additional diversification benefits by investing across small and mid-capitalized domestic companies as well as in international equity markets.

For the year ended March 31, 2021, the Fund had the following returns:

 Table I: Comparative Performance

	1 Year	3 Year*	5 Year*	10 Year*

Total Return - A shares (excluding sales charge)	38.13%	9.84%	10.34%	8.35%

Total Return - C shares (excluding deferred sales charge)	37.14%	9.01%	9.52%	7.53%

Total Return - A shares (including max. sales charge)	31.22%	7.98%	9.22%	7.80%

Total Return - C shares (including max. deferred sales charge)	35.77%	9.01%	9.52%	7.53%

Morningstar 70%-85% Equity Allocation Category Avg.**	46.54%	10.01%	10.60%	8.38%

*	Annualized Returns for the period
**	Morningstar 70%-85% Equity Allocation Category Avg. is a trademark of Morningstar, Inc. The Fund is not promoted or sponsored by, or affiliated with Morningstar, Inc.

Fund and Market Performance Review

The fiscal year started on a strong note as the equity market was recovering from the worst global pandemic in a century and the shockingly brief bear market that occurred when the global economy came to a halt back in March 2020. As a result, the Total Return Fund delivered a solid return of 38.13% (A shares) for the 12 months ending March 31, 2021.

During the fiscal year we shifted our investment strategy to moderately reduce the proportion of Large-Cap US stocks relative to Small-Cap US stocks as the economic recovery and local stimulus programs benefited companies with more concentration in the United States economy versus International exposure. This tactical move performed well as Small Cap U.S stocks outperformed Large Cap US stock for the fiscal year. Also, during the sharp recovery we gradually reduced the allocation to equities from 73% to 69% by the end of March 2021. This adjustment in strategic allocation prevented the Fund from capturing more of the equity market’s extension to new all-time highs. From March 31, 2020 to March 31, 2021 U.S. stocks (as measured by the S&P 500 Index) returned 56.35%. U.S. Mid-Cap and Small-Cap stocks had a performance of 83.46% and 94.85% respectively. Developed International stocks gained 44.57% and Emerging markets retuned 58.39% as measured by the MSCI indexes.

Several Federal stimulus packages, massive amounts of liquidity provided by the Federal Reserve, low interest rates, and the rapid development of multiple Covid-19 vaccines increased confidence on an economic recovery leading to the bounce back of financial markets during the year. The US and most other major economies entered 2021 experiencing maturing recoveries. Some counties faced near-term, virus-related headwinds, whereas China’s economic progress advanced was due to its quicker emergence from lockdowns. Notwithstanding, economic activity remains below 2019 levels in most countries, however, the prospect of a vaccine-assisted full reopening over the coming year bodes well for a continued broadening of the global economic expansion.

Table II presents the Fund’s base case asset distribution as well as its actual asset distribution as of March 31, 2021.

 Table II: Fund Assets Distribution*

	Base Case	As of 3/31/21

US Large-Cap Equities	52.0%	46.0%

US Mid-Cap Equities	8.0%	7.0%

US Small-Cap Equities	4.0%	4.0%

Int’l Developed Markets	13.0%	11.0%

Int’l Emerging Markets	3.0%	1.0%

Fixed Income	15.0%	20.0%

Cash	5.0%	11.0%

Total	100%	100%

*Percentage of portfolio assets – All allocations are subject to change.

The differences in asset allocation between the base case and the actual portfolio represent tactical asset allocation shifts implemented to provide the Fund with exposure to those markets where the Fund’s adviser expects relative outperformance/underperformance.

Equity Investments

Exposure to the equity market was achieved by investing in shares of Exchange Traded Funds (ETFs), rather than by investing in individual stocks. These baskets of securities are designed to closely track the performance of specific market indices or sectors. The use of ETFs generally lowers overall transaction costs, as compared to managing a portfolio comprised of individual stocks, while it increases trading flexibility and allows for efficient asset allocation shifts. It also reduces the risks associated with selecting individual stocks.

As of March 31, 2021, the composition of the Fund’s equity portfolio was distributed as follows:

Equity Investment Distribution as of 3/31/2021*

* Percentage of assets of equity investments portfolio - All allocations are subject to change.

Fixed-Income Investments

The role of fixed-income investments in the Fund is primarily to provide preservation of capital and a source of current income and diversification. The value of these securities tends to move opposite to interest rates and tends to have a low correlation to the return of equity investments. The Fund invests in fixed-income instruments including Puerto Rico money-market instruments, mortgage-backed securities (including FNMA, GNMA and others) and may invest in other Puerto Rico investment-grade taxable securities (including preferred stocks, corporate bonds and certificates of deposit).

As of the end of March 31, 2021, the composition of the Fund’s fixed income portfolio was distributed as follows:

Fixed Income and Cash Distribution as of

3/31/2021*

* Percentage of assets of fixed-income portfolio - All allocations are subject to change.

Despite the recent US surge in COVID-19 cases, the cyclical outlook for the US and world economies is constructive amid supportive government policies, massive infrastructure plans and the vaccine-assisted reopening of most economies. While the near-term outlook can be uncertain, we think it is key to look beyond short-term headlines and remain concentrated in achieving the Fund’s investment objectives through our investment process. The key to the longer-term success is a commitment to maintaining prudent exposure to financial markets over time.

Sincerely,

Juan O. Guerrero

Chairman of the Board

Please note that any disclosure of the Fund’s holdings is as of March 31, 2021 and is subject to change. This document should not be viewed as investment advice or an offer by the Fund or Popular Securities to sell or a solicitation to buy any of the securities of the Fund. The offer to buy these securities is made exclusively through the Prospectus of the Fund, which can be obtained through Popular Securities. Shares of the Fund may only be purchased by individuals who have their principal residence in Puerto Rico or entities whose principal office and place of business are located in Puerto Rico. An investment in any common stock class of the Fund is subject to an initial sales charge and annual operational expenses. Please obtain a copy of the Prospectus from your financial consultant for additional information regarding the Fund, including the investment objectives, principal strategies, fees and expenses, leverage, risk considerations, and other details of the Fund. Past performance is not indicative of future performance. Investment products are not insured by the FDIC, are not deposits, obligations, nor are guaranteed by Banco Popular de Puerto Rico and involve risks, including the possible loss of principal.

GLOSSARY OF MUTUAL FUND TERMS

Bond - Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Distributor - Usually the principal underwriter who sells the mutual fund’s capital shares by acting as an agent (intermediary between the fund and an independent dealer or the public) or as a principal, buying capital shares from the fund at net asset value and selling shares through dealers or to the public.

Dividend - A per share distribution of the income earned from the fund’s portfolio holdings. When a dividend distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Investment Adviser - An investment professional who is responsible for managing a portfolio’s assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

Long-Term - An investment with a maturity greater than one year.

Mutual Fund - A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

NASDAQ - An electronic quotation system for over-the-counter securities sponsored by the National Association of Securities Dealers (NASD), which, for securities traded on the NASD National Market System, reports prices and shares or units of securities trades in addition to other market information.

Net Asset Value (NAV) Per Share - The NAV per share is determined by subtracting a fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

Offering Price - The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Over-the-counter - A market for securities of companies not listed on a stock exchange and traded mainly by electronic communications such as NASDAQ or by phone between brokers and dealers who act as principal exchange. The over-the-counter market is the principal market for U.S. government bonds and municipal securities.

Realized Gain (Loss) - The profit (loss) from the sale of securities. Realized gains are paid to fund shareholders on a per share basis. When a gain distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Repurchase Agreements - Transactions in which the Fund sells securities to a bank or dealer, and agrees to repurchase them at a mutually agreed date and price.

Total Investment Return - The change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio - The turnover ratio represents the fund’s level of trading activity. A fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the fund’s average monthly assets.

Yield - The annualized rate of income as measured against the current net asset value of fund shares.

Popular Total Return Fund, Inc.	March 31, 2021

FINANCIAL HIGHLIGHTS

The following table includes data for a share outstanding and other performance information.

		For the year ended March 31, 2021

Increase (Decrease) in Net Asset Value:		Class A Common Shares

Per Share	Net asset value, beginning of the year	$18.83

Operating	(a) Net investment income	0.08

Performance:	(a) Net realizedgain and unrealized appreciation on investments	7.10

	Total from investment operations	7.18

	Less: dividends from net investment income applicable to common shareholders	(0.08)

	Net asset value, end of the year	$25.93

Total Investment
Return: (d)	(e) Based on net asset value per share	38.13%

Ratios: (b)	(c) Expenses to average net assets applicable to common shareholders	1.20%

	Net investment income to average net assets applicable to common shareholders	0.35%

Supplemental Data:	Net assets applicable to common shares, end of the year (in thousands)	$68,913

	Portfolio turnover	25.37%

	Portfolio turnover excluding the proceeds from calls and maturities of
	portfolio securities and the proceeds from mortgage backed securities paydowns	25.37%

Increase (Decrease) in Net Asset Value:		Class C Common Shares

Per Share	Net asset value, beginning of the year	$18.74

Operating	(a) Net investment(loss)	(0.09)

Performance:	(a) Net realizedgain and unrealized appreciation on investments	7.05

	Total from investment operations	6.96

	Less: dividends from net investment income applicable to common shareholders	-

	Net asset value, end of the year	$25.70

Total Investment
Return: (d)	(e) Based on net asset value per share	37.14%

Ratios: (b)	(c) Expenses to average net assets applicable to common shareholders	1.94%

	Net investment (loss)/income to average net assets applicable to common shareholders	-0.40%

Supplemental Data:	Net assets applicable to common shares, end of the year (in thousands)	$16,646

	Portfolio turnover	25.37%

	Portfolio turnover excluding the proceeds from calls and maturities of

	portfolio securities and the proceeds from mortgage backed securities paydowns	25.37%

(a)	Based on daily average outstanding common shares of 2,653,982 and 580,888 for Class A and Class C common stock, respectively, for the year ended March 31, 2021.

(b)	Based on daily average net assets applicable to common shareholders of $61,386,757 and $13,319,469 for Class A and Class C shares, respectively, for the year ended March 31, 2021.

Investment Income, realized gain/losses, and Fund level expenses are allocated to the two classes as disclosed in Note 1(g).

Class-specific expenses are allocated to the relevant class.

(c)	“Expenses” include both operating and interest expenses. However, the expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

(d)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(e)	Total return excludes the effect of initial and contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.

Popular Total Return Fund, Inc.	March 31, 2021

SCHEDULE OF INVESTMENTS

FIXED INCOME SECURITIES - 21.75% of Net Assets Applicable to Common Shares:

Principal Outstanding Amount			Issuer	Coupon	Maturity Date	Fair Value

Puerto Rico Fannie Mae Taxable - 2.08% of net assets applicable to common shares, total cost of $1,665,345

7,825	*		FNMA (Pool 723443)	5.50%	06/01/23	$8,717
523,029	*		FNMA (Pool AV7031)	3.50%	11/01/29	564,374
490,347	*		FNMA (Pool AX5538)	3.50%	07/01/31	528,988
636,209	*		FNMA (Pool AX5539)	3.00%	07/01/46	679,599

						1,781,678

Puerto Rico GNMA Taxable - 14.45% of net assets applicable to common shares, total cost of $11,886,551

628,482	*	*	GNMA P/I (Pool 783588)	3.00%	06/15/27	664,057
34,812	*	*	GNMA P/I (Pool 636420)	5.50%	12/15/29	38,704
613,160	*	*	GNMA P/I (Pool 609166)	4.00%	07/15/33	669,320
18,120	*	*	GNMA P/I (Pool 615230)	6.00%	11/15/33	20,362
69,146	*	*	GNMA P/I (Pool 528152)	5.50%	01/15/34	76,913
11,287	*	*	GNMA P/I (Pool 608569)	5.50%	03/15/34	12,531
8,044	*	*	GNMA P/I (Pool 608592)	6.00%	04/15/34	9,040
40,123	*	*	GNMA P/I (Pool 608593)	6.50%	04/15/34	45,126
885,169	*	*	GNMA P/I (Pool 758874)	3.00%	04/15/38	982,115
476,332	*	*	GNMA P/I (Pool 711449)	5.00%	08/15/39	550,113
914,186	*	*	GNMA II P/I (Pool 635160)	2.50%	01/20/47	980,567
947,733	*	*	GNMA P/I (Pool 635189)	3.00%	04/15/47	1,038,647
890,743	*	*	GNMA P/I (Pool GNAZ5544)	3.00%	07/15/47	987,602
1,273,593	*	*	GNMA P/I (Pool G2 AD6342)	3.00%	08/20/47	1,417,583
990,808	*	*	GNMA II P/I (Pool BQ2072)	2.00%	11/20/50	1,006,283
1,492,495	*	*	GNMA II P/I (Pool BQ2080)	2.00%	01/20/51	1,515,802
1,310,694	*	*	GNMA II P/I (Pool BZE667)	2.00%	01/20/51	1,331,166
1,000,000	*	*	GNMA II P/I (Pool BQ2090)	2.00%	03/20/51	1,015,618

						12,361,549

Face Amount

US Government and Agency Obligations - 5.22% of net assets applicable to common shares, total cost of $4,460,857

2,000,000			Treasury Bill	0.00%	09/09/21	1,999,788
1,710,000			Federal Home Loan Bank	1.88%	06/11/21	1,716,135
240,000			Federal Home Loan Bank	2.38%	09/10/21	242,448
500,000			Federal Home Loan Bank	1.63%	12/20/21	505,529

						4,463,900

EXCHANGE TRADED FUNDS - 69.74% of Net Assets Applicable to Common Shares:
Shares

International Index Funds - 12.01% of net assets applicable to common shares, total cost of $8,180,429

193,446			Vanguard Europe Pacific			9,500,133
14,980			Vanguard MSCI Emerging Markets			779,709

						10,279,842

US Index Funds - 57.73% of net assets applicable to common shares, total cost of $32,672,500

14,100			iShares Russell 2000			3,115,254
27,400			Vanguard Midcap ETF			6,064,716
110,375			Vanguard S&P500 Index			40,209,613

						49,389,583

			Total investments (91.49% of net assets applicable to common shares)			78,276,552
			Other assets in excess of liabilities (8.51% of net assets applicable to common shares)			7,282,108

			Net assets attributable to common shares - 100%			$85,558,660

*	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association.
They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments.
As a result, the average life may be substantially less than the original maturity.
**	Puerto Rico GNMA Taxable - Represents mortgage-backed obligations issued or guaranteed by the Government National Mortgage Association.
They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments.
As a result, the average life may be substantially less than the original maturity.

The accompanying notes are an integral part of these financial statements.

Popular Total Return Fund, Inc.	March 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

Assets:	Investment in securities, at fair value (cost - $58,865,682)		$78,276,552
	Cash and cash equivalents		8,568,393
	Receivable for fund shares sold		49,189
	Interest receivable		43,351
	Prepaid insurance		13,431

	Total assets		86,950,916

Liabilities:	Payable for investments purchased		1,009,549
	Payables:
	Investment advisory fees	35,443
	Administration fees	7,089
	Distribution fees	27,908
	Audit fees	34,032
	Legal fees	46,895	151,367

	Accrued expenses and other liabilities		21,067
	Dividend payable Class A		210,273

	Total liabilities		1,392,256

Net Assets Applicable to Common Shares:			$85,558,660

Net Assets	Paid-in capital - $0.01 par value, 1,250,000,020 shares authorized, 3,305,724 shares issued and outstanding		$10,700,111
Consist of:	Distributable earnings		74,858,549

	Net assets applicable to common shares		$85,558,660

	Net asset value applicable to common shares - per share:
	Class A - based on net assets of $68,912,910 and 2,657,995 shares outstanding		$25.93

	Class C - based on net assets of $16,645,750 and 647,729 shares outstanding		$25.70

The accompanying notes are an integral part of these financial statements.

Popular Total Return Fund, Inc.

STATEMENT OF OPERATIONS

		For the year ended March 31, 2021

Investment income:	Interest	$291,543
	Dividends (net of withholdings of $96,105)	864,946

	Total income	1,156,489

Expenses:	Investment advisory fees	373,298
	Distribution fees:
	Class A Common Shares	153,417
	Class C Common Shares	132,990
	Administrative fees	74,659
	Sub-transfer agent fees	21,419
	Professional fees	151,670
	Insurance expense	34,594
	Directors’ fees and expenses	18,100
	Shareholder communications and reports	9,001
	Other	24,241

	Total expenses	993,389

Net investment income:		163,100

Realized Gain (Loss) & Unrealized	Net realized gain on investments	3,092,478
Appreciation (Depreciation) on	Change in unrealized appreciation on investments	19,905,282

Investments:	Total net gain on investments	22,997,760

	Net increase in net assets resulting from operations	$23,160,860

The accompanying notes are an integral part of these financial statements.

Popular Total Return Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the year ended March 31, 2021	For the year ended March 31, 2020
Increase (Decrease) in Net Assets:

Operations:	Net investment income	$163,100	$478,229
	Net realized gain on investments	3,092,478	14,520,571
	Change in unrealized appreciation (depreciation) on investments	19,905,282	(20,069,273)

	Net increase (decrease) increase in net assets resulting from operations	23,160,860	(5,070,473)

Distributions to Common
Shareholders from:	Dividends from net investment income
	Class A Common Shares	(210,273)	(454,695)
	Class C Common Shares	-	(9,698)

		(210,273)	(464,393)

Capital Share	Common shares transactions:
Transactions:	Class A Common Shares	183,904	(1,037,574)
	Class C Common Shares	1,180,468	(203,115)

	Net increase (decrease) in net assets derived from common shares transactions	1,364,372	(1,240,689)

Net Assets:	Net increase (decrease) in net assets applicable to common shares	24,314,959	(6,775,555)
	Balance at beginning of the year	61,243,701	68,019,256

	Balance at end of the year	$85,558,660	$61,243,701

The accompanying notes are an integral part of these financial statements.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

Note 1 - Reporting Entity and Significant Accounting Policies:

Popular Total Return Fund, Inc. (the “Fund”) is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act. The Fund was incorporated on January 31, 2001 and started operations on March 27, 2001.

The Fund’s primary investment objective is to seek long-term capital appreciation and portfolio securities are selected primarily with a view of achieving this objective. Current income is a secondary objective in the selection of investments. There can be no assurance that the Fund will achieve its objectives. The Fund will pursue its objective by investing, under normal market conditions, based on investments and other requirements and limitations, as described in Note 7.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (ASC 946). The financial statements are prepared in accordance with United States (“U.S.”) generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The financial statements have been prepared in accordance with US GAAP. As discussed in Note 3, the Fund is required to register as an investment company under the 1940 Act no later than May 24, 2021, unless an extension is granted by the SEC. In anticipation of the upcoming registration of the Fund, the financial statements include presentation and disclosure guidance set forth by Regulation S-X, as follows:

• Presentation of the components of net assets in the Statement of Assets and Liabilities combines financial statements line items Capital stock and Additional paid-in capital into Paid in capital and the financial statement line items Undistributed net investment income, Accumulated net realized loss from investments and Unrealized net depreciation on investments into Distributable Earnings.

• If the balance in the category of accrued liabilities in the Statement of Assets and Liabilities exceeded 5% of the total liabilities, certain specific accounts included in accrued liabilities were shown separately to reduce the balance in accrued liabilities to less than 5% of total liabilities.

• If the amounts in the category of other expenses in the Statement of Operations exceeded 5% of the total expenses, certain specific accounts included in other expenses were shown separately to reduce the amount in other expenses to less than 5% of total expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Cash and Cash Equivalents - Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At March 31, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $8,568,393 with Banco Popular de Puerto Rico, which is an affiliated entity. This amount is fully collateralized by investment securities having a market value of not less than 102% of the amount of the deposits, except for such amounts of the deposits guaranteed by the Federal Deposit Insurance Corporation.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

(b) Valuation of Investments - All securities are presented at fair value, which is determined by Banco Popular de Puerto Rico (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(c) Taxation - The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 8).

(d) Share subscriptions and redemptions - The Fund currently offers two classes of Common Stock: Class A shares and Class C shares. IRA accounts may purchase Class A shares issued by the Fund. Class A Shares purchased through IRA accounts will be subject to those penalties, fees, terms and conditions as may be imposed by the IRA trust for such IRA account as established in the applicable laws and regulations and the disclosure documents associated with such IRA account. Class A shares are sold at the Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 5.00% charged by broker-dealers except for Class A shares sold to IRA accounts for which the initial sales charge shall be 2.00%. The initial sales charge may be reduced or waived for certain purchasers, except for those who purchase Class A shares through IRA accounts. Class C shares are sold at the NAV with no initial sales charge. However, a contingent deferred sales charge of 1% will be paid on redemptions made within twelve months of purchase.

Shares of each class may be redeemed on each business day of the week on which the NYSE is open for trading at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption. Class A Shares held through IRA accounts may only be redeemed by the Fund at the request of the IRA trustee for such IRA account. Class A Shares held through IRA accounts will be subject to those penalties, fees, terms and conditions as may be imposed by the IRA trust for such IRA account as established in the applicable laws and regulations and the disclosure documents associated with such IRA account.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 – Capital Share Transactions.

(e) Dividends and Distributions to Shareholders - The Fund declares and pays annually a dividend of substantially all of its net investment income, if any. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. Dividends that are reinvested are credited to shareholders’ accounts in additional shares of the same class at the NAV per share of such class, not subject to initial sales charge or contingent deferred sales charge, as of the close of business on the ex-dividend date. All dividend distributions by the Fund to IRA accounts will be made on a gross basis, without any tax withholding, and will be reinvested automatically in Class A shares of the Fund. The Fund records dividends to its shareholders on the ex-dividend date.

(f) Paydowns - Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the year ended March 31, 2021, the Fund decreased interest income in the amount of $6,831 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 8).

(g) Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(h) Other - Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Note 2 – Fair Value Measurements:

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 – Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 – Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On May 23, 2014, the Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management, a division of Banco Popular, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

-	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

-	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

-	A price of a portfolio instrument that has not changed for four consecutive pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

-	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed for two consecutive pricing periods.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

	Hierarchy

	Level 1	Level 2	Level 3	Balance 3/31/2021

Mortgage Backed Securities:
Puerto Rico Fannie Mae Taxable	$-	$1,781,678	$-	$ 1,781,678
Puerto Rico GNMA Taxable	-	12,361,549	-	12,361,549
Exchange Traded Funds:
International Index Funds	10,279,842	-	-	10,279,842
US Index Funds	49,389,583	-	-	49,389,583
US Government and Agencies Obligations	-	4,463,900	-	4,463,900

Total	$59,669,425	$18,607,127	$-	$ 78,276,552

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year end there were no temporary cash investments.

Note 3 - Investment Advisory, Administrative, Custodian, Distributor, Transfer Agency Arrangements, and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement with the Fund, Popular Asset Management, the investment management division of Banco Popular de Puerto Rico (“Banco Popular” and in such capacity, the “Investment Adviser”), acts as the Investment Adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended March 31, 2021, investment advisory fees amounted to $373,298.

Banco Popular also provides administrative, custody, and transfer agency services pursuant to Administration, Transfer Agency, and Custodian Agreements with the Fund. The Transfer Agent has engaged BNY Mellon Investment Servicing, Inc. to act as sub-transfer agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agent Agreement is equal to the compensation that the Transfer Agent is required to pay to BNY Mellon Investment Servicing, Inc. as the sub-transfer agent of the Fund. For the year ended March 31, 2021, sub-transfer agent fees amounted

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

to $21,419. Under the terms of the Administration Agreement, Banco Popular provides facilities and personnel to the Fund for the performance of the administrative duties of the Fund. The fees related to this service are calculated at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended March 31, 2021, the administrative fees amounted to $74,659. The Fund maintains its cash accounts with Banco Popular, an affiliate. Interest income on these accounts during the year ended March 31, 2021 amounted to $6,252.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% and 1.00% for Class A shares and Class C shares, respectively, of the Fund’s daily average net assets of each class. For the year ended March 31, 2021, distribution fees amounted to $153,417 and $132,990 for Class A shares and Class C shares, respectively. During the year ended March 31, 2021, the distributor received sales charges amounting to approximately $48,032 from sales of shares.

Certain officers and one director of the Fund are also officers and directors of Banco Popular or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended March 31, 2021, the compensation expense for the three independent directors of the Fund was $18,100.

The Fund is not registered under the U.S. Investment Company Act of 1940, as amended, and therefore is not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund adopted a set of procedures (“Procedures”) for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174), which contains an amendment to the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The Fund is required to register as an investment company under the 1940 Act no later than May 24, 2021, unless an extension is granted by the SEC. Registration will occur prior to that date. After its registration, the Fund must register future offerings of securities under the U.S. Securities Act of 1933, as amended, absent an available exception. In light of the process required for registration of those securities, it is possible that the Fund will have to suspend offerings, including any rollover of debt securities, for a period of time, which could have an impact on the Fund’s operations. Certain other operational changes would result from registration under the 1940 Act, including without limitation, a reduction in the types and/or amount of leverage and a prohibition on the Fund’s engagement in transactions or relationships with its affiliates. The Fund may also be required to change its corporate name. Investors are referred to the preliminary registration statement that has been or will be on file with the Securities and Exchange Commission for a full description of the Fund’s future operation. The registration statement has not yet been declared effective, and matters described therein and above are subject to change.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

Note 4 – Capital Share Transactions:

The Fund is authorized to issue up to 1,250,000,020 shares of common stock, par value $0.01 per share, consisting of 1,000,000,000 Class A shares, 250,000,000 Class C shares and 20 shares of non-redeemable common stock.

Per prospectus, Shares, other than Class A Shares held through IRA accounts, may be exchanged for shares of the same class of any other fund that (i) is registered under the Puerto Rico Investment Companies Act, and (ii) is part of the Popular Family of Funds.

Capital share transactions for the years ended March 31, 2021 and 2020 were as follows:

	Shares Amount
Common shares:	2021	2020

Class A:
Beginning Balance	2,647,647	2,695,125
Issued	186,223	138,340
Reinvested	7,878	7,330
Redeemed	(210,043)	(193,148)
Exchange from Popular Core Equity Fund	26,290	-

Ending Balance	2,657,995	2,647,647

Class C:
Beginning Balance	608,050	617,859
Issued	7,836	24,068
Reinvested	314	551
Redeemed	(72,677)	(34,857)
Exchange from Popular Core Equity Fund	21,896	-
Exchange from Popular Income Plus Fund	82,310	429

Ending Balance	647,729	608,050

	Dollar Amount
Common shares:	2021	2020

Class A:
Shares issued	$4,338,494	$3,003,774
Reinvestment of dividends	146,727	150,634
Redemption of shares	(4,976,350)	(4,191,982)
Exchange from Popular Core Equity Fund	675,033	-

Net increase (decrease)	183,904	(1,037,574)

Class C:
Shares issued	176,469	505,567
Reinvestment of dividends	5,823	11,270
Redemption of shares	(1,637,643)	(729,302)
Exchange from Popular Core Equity Fund	557,944	-
Exchange from Popular Income Plus Fund	2,077,875	9,350

Net increase (decrease)	1,180,468	(203,115)

Total	$1,364,372	$(1,240,689)

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

Note 5 - Investment Transactions:

The cost of securities purchased and proceeds from sales, maturities, and paydowns of portfolio securities (in thousands), excluding short-term transactions, for the year ended March 31, 2021 were as follows:

	Purchases	Sales	Maturities	Paydowns

Puerto Rico FNMA Taxable	$-	$-	$-	$155
Puerto Rico GNMA Taxable	5,994	-	-	1,001
Exchange Traded Funds:
International Index Funds	1,003	2,818	-	-
US Index Funds	5,888	12,125	-	-
US Govt. and Agencies Obligations	4,495	2,999	1,422	-

Total	$17,380	$17,942	$1,422	$1,156

All investment transactions were made with unaffiliated parties.

Note 6 - Concentration of Credit Risk:

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At March 31, 2021, the Fund had investments in the Vanguard S&P 500 Index with an aggregate market value of $40,209,613, which represents approximately 47% of the net assets of the Fund, and $6,064,716 in Vanguard Midcap ETF, which represents approximately 7% of the net assets of the Fund. Also, the Fund had investments in Vanguard Europe Pacific with an aggregate market value of $9,500,133, which represents approximately 11% of the net assets of the Fund. As of March 31, 2021, the Fund had $8,568,393 on deposit with Banco Popular, an affiliate, which represents approximately 10% of the net assets of the Fund.

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Note 7 - Investment and Other Requirements and Limitations:

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors of the Fund. The most significant requirements and limitations are discussed below.

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

As per Ruling of the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico (the “Commissioner”), the Fund must invest at least 20% of its total assets in Puerto Rico assets, which include, among others, certificates of deposit of Puerto Rico banking institutions, corporate debt obligations and preferred stocks of Puerto Rico entities, reverse-repurchase agreements with Puerto Rico entities, Puerto Rico mortgage-backed securities, Puerto Rico asset-backed securities, and other Puerto Rico securities as may become available in the future. At least 50% but not more than 80% of the Fund’s total assets may be invested in equity securities, including foreign and U.S. index funds.

As of March 31, 2021, the Fund was in compliance with the Investment Requirement ratios. From time to time, the Fund is permitted not to comply with the 20% Investment Requirement for a limited period of time due to market scarcity of allowable securities and certain other limited circumstances, as provided by the Commissioner. In order to comply with the Commissioner’s ruling, all inflows arriving after noncompliance will be invested in Puerto Rico assets in order to reach the required 20% ratio. Although it is not required by the ruling, US Assets may be sold at the discretion of the Investment Adviser in order to steer the Fund within the required ratio.

As per Fund’s Prospectus, up to 10% of the Fund’s total assets may be held from time to time in cash and cash equivalents. Refer to the Fund’s Prospectus for a more detailed discussion of the Fund’s investment objectives, requirements and policies.

As of March 31, 2021, the Fund was in compliance with the cash and cash equivalents ratio.

As per Fund’s Prospectus, the Fund will invest all proceeds from the sale of its Class A shares issued to IRA accounts in the same manner as the proceeds received from the sale of all other shares.

Note 8 - Reconciliation between Net Investment Income and Distributable Net Investment Income for Tax Purposes and Net Realized Gain on Investments and Net Realized Gain on Investments for Tax Purposes:

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$163,100
Reclassification of realized loss on securities’ paydowns	6,831

Distributable net investment income, for tax purposes	$169,931

Net realized gain on investments	$3,092,478
Reclassification of realized loss on securities’ paydowns	(6,831)

Net realized gain on investments, for tax purposes	$3,085,647

The undistributed net investment income and accumulated net realized gain on investments (for tax purposes), at March 31, 2021 were as follows:

Undistributed net investment income, beginning of the year	$420,996
Distributable net investment income for the year	169,931
Dividends	(210,273)

Undistributed net investment income, end of the year	$380,654

POPULAR TOTAL RETURN FUND, INC.	MARCH 31, 2021

NOTES TO FINANCIAL STATEMENTS

Accumulated net realized gain on investments, beginning of the year	$51,981,378
Net realized gain on investments for the year	3,085,647

Accumulated net realized gain on investments, end of the year	$55,067,025

Note 9 - Indemnification:

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Note 10 - Subsequent Events:

The Fund has performed an evaluation of events occurring subsequent to March 31, 2021 through May 7, 2021, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements.

Report of Independent Auditors

To the Board of Directors of the

Popular Total Return Fund, Inc.

We have audited the accompanying financial statements of the Popular Total Return Fund, Inc. (the “Fund”), which comprise the statement of assets and liabilities, including the schedule of investments, as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, and the financial highlights for the year ended March 31, 2021. These financial statements and financial highlights are hereafter collectively referred to as “financial statements.”

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Popular Total Return Fund, Inc. as of March 31, 2021, the results of its operations for the year ended March 31, 2021, the changes in its net assets for each of the two years in the period ended March 31, 2021, and the financial highlights for the year ended March 31, 2021, in accordance with accounting principles generally accepted in the United States of America.

May 7, 2021

CERTIFIED PUBLIC ACCOUNTANTS

(OF PUERTO RICO)

License No. LLP-216 Expires Dec. 1, 2022

Stamp E427770 of the P.R. Society of

Certified Public Accountants has been

affixed to the file copy of this report

PricewaterhouseCoopers LLP, 304 Ponce de Leon, Suite 800, San Juan, PR 00918

T: (787) 754 9090, www.pwc.com/us